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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________________

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

LM FUNDING AMERICA, INC.

(Name of Registrant as Specified in Its Charter)

____________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

.

NOTICE OF ANNUAL MEETING

AND PROXY STATEMENT

[•], 2026

You are cordially invited to attend our Annual Meeting of Stockholders, which will be held at 1200 West Platt Street, Suite 100 Tampa, Florida 33606, on June 16, 2026, at 3:00 p.m., local time. Stockholders will be admitted beginning at 2:45 p.m.

The attached notice of Annual Meeting of Stockholders and proxy statement cover the formal business of the Annual Meeting and contains a discussion of the matters to be voted upon at the Annual Meeting.

Your vote is very important. Whether or not you plan to attend the meeting in person, please vote your shares by completing, signing and returning the accompanying proxy card, or by following the instructions on the card for voting by telephone or internet. If you later decide to attend the Annual Meeting and vote in person, you may revoke your proxy at that time.

On behalf of the Board of Directors and management, I would like to thank you for choosing to invest in LM Funding America, Inc. and look forward to your participation at our Annual Meeting.

Bruce M. Rodgers, Esq.

Chairman of the Board Chief Executive Officer

LM Funding America, Inc. •1200 West Platt Street, Suite 100, Tampa, FL 33606 • T (813) 222-8996 • F (813) 221-7909 • lmfunding.com

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO THE STOCKHOLDERS OF LM FUNDING AMERICA, INC.:

TIME:	3:00 p.m., local time, on June 16, 2026. Stockholders will be admitted beginning at 2:45 p.m.

PLACE:	LM Funding America, Inc. 1200 West Platt Street, Suite 100 Tampa, Florida 33606
ITEMS OF BUSINESS:	1.	To elect two Class I directors to hold office for a three-year term ending at the third annual meeting of stockholders following their election;

	2.	To ratify the appointment of MaloneBailey, LLP as the company’s independent auditor to audit the company’s 2026 financial statements;
3.

To approve, in accordance with Nasdaq Listing Rule 5635(d), the issuance of more than 19.99% of our outstanding common stock issuable upon the exercise of investor warrants that were issued in a financing transaction in December 2025 and the exercise, at a reduced price, of warrants originally issued in December 2024;

4.

To approve an amendment (in the event it is deemed by the Company’s Board of Directors to be advisable) to the Company’s Certificate of Incorporation, as amended, in the form attached to the proxy statement as Appendix A, to effect a reverse stock split of our issued and outstanding shares of common stock at an exchange ratio ranging from [•] ([•]) to [•] ([•]), with the exact ratio to be determined by our Board of Directors; and

	5.	To transact such other business that may properly come before the meeting or any adjournments or postponements thereof.

RECORD DATE	Stockholders of record on April 21, 2026, are entitled to notice of the Annual Meeting and are entitled to vote at the Annual Meeting in person or by proxy.

ANNUAL REPORT	Our 2025 Annual Report to Stockholders, as amended, which is not a part of this proxy statement, is enclosed.

PROXY VOTING

It is important that your shares be represented at the Annual Meeting and voted in accordance with your instructions. Please indicate your instructions by promptly signing and dating the enclosed proxy card and mailing it in the enclosed postage paid, pre-addressed envelope or by following the instructions on the proxy card for telephone or internet voting.

By Order of the Board of Directors,

Bruce M. Rodgers, Esq.
Chairman of the Board Chief Executive Officer

LM Funding America, Inc. •1200 West Platt Street, Suite 100, Tampa, FL 33606 • T (813) 222-8996 • F (813) 221-7909 • lmfunding.com

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON June 16, 2026

TO THE STOCKHOLDERS OF LM FUNDING AMERICA, INC.:	[•], 2026

This proxy statement and the form of proxy are delivered in connection with the solicitation by the Board of Directors of LM Funding America, Inc. (the “company,” “we,” “us,” or “our”), a Delaware corporation, of proxies to be voted at our below-described Annual Meeting of Stockholders and at any adjournments or postponements thereof.

You are invited to attend our Annual Meeting of Stockholders on June 16, 2026, beginning at 3:00 p.m. local time. The Annual Meeting will be held at 1200 West Platt Street, Suite 100, Tampa, Florida 33606. Stockholders will be admitted beginning at 2:45 p.m.

Your vote is very important. Therefore, whether you plan to attend the Annual Meeting or not and regardless of the number of shares you own, please date, sign and return the enclosed proxy card promptly or follow the instructions on the card for voting by telephone or internet.

At the meeting, the use of cameras, audio or video recording equipment, communications devices or similar equipment will be prohibited.

Important Notice Regarding the Availability of Proxy Materials

for the Shareholder Meeting to be Held on June 16, 2026:

This proxy statement and the 2025 Annual Report to Stockholders, as amended, are available at www.proxydocs.com/LMFA.

Upon your written request, we will provide you with a copy of our 2025 Annual Report on Form 10-K, including exhibits, free of charge. Send your request to LM Funding America, Inc., Attention: Bruce M. Rodgers, Chief Executive Officer, 1200 West Platt Street, Suite 100, Tampa, Florida 33606.

LM Funding America, Inc. •1200 West Platt Street, Suite 100, Tampa, FL 33606 • T (813) 222-8996 • F (813) 221-7909 • lmfunding.com

ABOUT THE ANNUAL MEETING

What is the purpose of the meeting?

The principal purposes of the Annual Meeting are to (i) elect two Class I directors to the company’s Board of Directors; (ii) ratify the appointment of our outside auditors; (iii) approve, in accordance with Nasdaq Listing Rule 5635(d), the issuance of more than 19.99% of our outstanding common stock issuable upon the exercise of investor warrants that were issued in a financing transaction in December 2025 and the exercise, at a reduced price, of warrants originally issued in December 2024; and (iv) approve an amendment (in the event it is deemed by the Company’s Board of Directors to be advisable) to the Company’s Certificate of Incorporation, as amended, in the form attached to the proxy statement as Appendix A, to effect a reverse stock split of our issued and outstanding shares of common stock at an exchange ratio ranging from [•] ([•]) to [•] ([•]), with the exact ratio to be determined by our Board of Directors.

When were these materials mailed?

We expect to begin mailing this proxy statement on or about [•], 2026.

Who is entitled to vote?

Stockholders of record at the close of business on the record date, April 21, 2026, are entitled to vote in person or by proxy at the Annual Meeting. In general, stockholders are entitled to one vote per share on each matter voted upon. In an election for directors, however, stockholders are entitled to vote the number of shares they own for as many director candidates as there are directors to be elected. The Board of Directors has determined that the Board of Directors should include two Class I directorships. Accordingly, since two directors are to be elected at this Annual Meeting, in electing directors, each share will entitle the stockholder to two votes, one per director. Stockholders may not cumulate their votes. As of April 21, 2026, there were [•] shares of common stock outstanding.

What constitutes a quorum?

The presence at the Annual Meeting, in person or by proxy, of the holders of 33-1/3% of the shares outstanding will constitute a quorum, permitting us to conduct the business of the meeting.

What is the difference between a shareholder of record and a beneficial owner?

If your shares are registered directly in your name with our transfer agent, Vstock Transfer, LLC, then you are a “shareholder of record.” This Notice of Meeting and proxy statement has been provided directly to you by LM Funding America, Inc. You may vote by ballot at the meeting or vote by proxy. To vote by proxy, sign, date and return the enclosed proxy card or follow the instructions on the proxy card for voting by telephone or internet.

If your shares are held for you in a brokerage, bank or other institutional account (that is, held in “street name”), then you are not a shareholder of record. Rather, the institution is the shareholder of record and you are the “beneficial owner” of the shares. The accompanying Notice of Meeting and this proxy statement have been forwarded to you by that institution. If you complete and properly sign the accompanying proxy card and return it in the enclosed envelope, or follow the instructions on the proxy card for voting by telephone or internet, the institution will cause your shares to be voted in accordance with your instructions. If you are a beneficial owner of shares and wish to vote in person at the Annual Meeting, then you must obtain a proxy, executed in your favor, from the holder of record (the institution).

How do I vote?

By Ballot at the Meeting. If you are a shareholder of record and attend the Annual Meeting, you may vote in person by ballot at the Annual Meeting. To vote by ballot, you must register and confirm your shareholder status at the meeting. If the shareholder of record is a corporation, partnership, limited liability company or other entity of which you are an officer or other authorized person, then you should bring evidence of your authority to vote the shares on behalf of the entity. If your shares are held for you in a brokerage, bank or other institutional account (that is, in “street name”), you must obtain a proxy, executed in your favor, from that institution (the holder of record) to vote your beneficially-owned shares by ballot at the Annual Meeting. In the election of directors (Proposal No. 1), each share held by a shareholder of record will be entitled to two votes—one for each director to be elected.

By Proxy. If you complete, sign and return the accompanying proxy card or follow the instructions on the proxy card for voting by telephone or internet, then your shares will be voted as you direct. In the election of directors (Proposal No. 1), your options with respect to each director are to direct a vote “FOR” or “WITHHOLD”.

If you are a shareholder of record, then you may opt to deliver your completed proxy card in person at the Annual Meeting.

Can I vote by telephone or internet?

Yes. If you follow the instructions on the proxy card for voting by telephone or internet, your shares will be voted as you direct.

How Abstentions and Broker Non-Votes Are Treated

Abstentions will be counted as shares that are present for purposes of determining a quorum. For the election of directors, abstentions are excluded entirely from the vote and do not have any effect on the outcome. Broker non-votes occur when a broker or other nominee holding shares for a beneficial owner does not have discretionary voting power on a matter and has not received instructions from the beneficial owner. Broker non-votes are included in the determination of the number of shares represented at the Annual Meeting for purposes of determining whether a quorum is present. If you do not provide your broker or other nominee with instructions on how to vote your “street name” shares, your broker or nominee will not be permitted to vote them on nonroutine matters such as Proposals No. 1, No. 3 and No. 4. Shares subject to a broker non-vote will not be considered entitled to vote with respect to Proposals No. 1, No. 3 and No. 4. In tabulating the voting results for each of these proposals, shares that constitute broker non-votes are not considered cast or entitled to vote and will not affect the outcome of such proposals. Because Proposal No. 2 is a routine matter upon which brokers have discretionary authority to vote, we do not expect broker non-votes to exist with respect to such proposal.

What does it mean if I receive more than one proxy card?

You will receive separate proxy cards when you own shares in different ways. For example, you may own shares individually, as a joint tenant, in an individual retirement account, in trust or in one or more brokerage accounts. You should complete, sign and return each proxy card you receive or follow the telephone or internet instructions on each card. The instructions on each proxy card may differ. Be sure to follow the instructions on each card.

Can I change my vote or instruction?

Yes. You may follow the instructions on the proxy card to change your votes or instructions any time before midnight the day before the meeting. In addition, if you are a shareholder of record, you may revoke your proxy any time before your shares are voted by filing with the secretary of the company a written notice of revocation or submitting a duly executed proxy bearing a later date. If you file a notice of revocation, you may then vote (or abstain from voting) your shares in person at the Annual Meeting. If you submit a later dated proxy, then your shares will be voted in accordance with that later dated proxy. No such notice of revocation or later dated proxy, however, will be effective unless received by us at or before the Annual Meeting and before your shares have been voted. Unless the proxy is revoked, the shares represented thereby will be voted at the Annual Meeting or any adjournment thereof as indicated on the proxy card. Sending in a proxy does not affect your right to vote in person if you attend the meeting, although attendance at the meeting will not by itself revoke a previously granted proxy.

If I submit a proxy card, how will my shares be voted?

Your shares will be voted as you instruct on the proxy card.

What happens if I submit a proxy card and do not give specific voting instructions?

If you are a shareholder of record and sign and return the proxy card without indicating your instructions, your shares will be voted in accordance with the recommendations of the Board of Directors. With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, at their own discretion. As of the date this proxy statement went to print, we did not know of any other matters to be raised at the Annual Meeting.

What are the Board of Directors’ recommendations?

The Board of Directors recommends votes:

➢	FOR election of the following nominees for director positions: Bruce M. Rodgers Carollinn Gould

➢	FOR the proposal to ratify the appointment of MaloneBailey, LLP as the company’s independent auditor to audit the company’s 2026 financial statements;
➢

FOR the proposal to approve, in accordance with Nasdaq Listing Rule 5635(d), the issuance of more than 19.99% of our outstanding common stock issuable upon the exercise of investor warrants that were issued in a financing transaction in December 2025 and the exercise, at a reduced price, of warrants originally issued in December 2024;

➢

FOR the proposal to approve an amendment (in the event it is deemed by the Company’s Board of Directors to be advisable) to the Company’s Certificate of Incorporation, as amended, in the form attached to the proxy statement as Appendix A, to effect a reverse stock split of our issued and outstanding shares of common stock at an exchange ratio ranging from [•] ([•]) to [•] ([•]), with the exact ratio to be determined by our Board of Directors; and

➢	FOR the authority to transact such other business as may properly come before the stockholders at the Annual Meeting or any adjournments or postponements thereof.

What vote is required to approve each item?

The vote required to approve each matter to be voted on at the Annual Meeting is described below. We do not anticipate other matters coming to a vote at the Annual Meeting. Should any other matter be brought to a vote, the matter will be approved by the affirmative vote of the majority of the outstanding shares present in person or by proxy at the Annual Meeting and entitled to vote on the subject matter at a meeting at which a quorum is present unless a greater number of affirmative votes is required for approval of that matter under our Certificate of Incorporation, bylaws, or the Delaware General Corporation Law.

Under the Delaware General Corporation Law, an abstaining vote is considered present and entitled to vote and, therefore, is included for purposes of determining whether a quorum is present at the Annual Meeting. Pursuant to our bylaws, abstentions are not considered to be ‘‘votes cast’’ for the election of directors in Proposal No. 1 and will not affect the outcome of the election of directors. Abstentions are considered both present and “entitled to vote” on a matter. Accordingly, an abstention counts as a vote “against” any proposal where the voting standard is “a majority of the shares present and entitled to vote” or “a majority of the outstanding shares.”

A broker ‘‘non-vote’’ occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner. Under the Delaware General Corporation Law, a broker ‘‘non-vote’’ is not deemed to be a ‘‘vote cast’’ and, therefore, will not affect the outcome of the election of directors. While a broker ‘‘non-vote’’ is considered present for purposes of determining whether a quorum is present at the Annual Meeting, it is not considered ‘‘entitled to vote’’ and, therefore, not included in the tabulation of the voting results on matters requiring approval of the holders of a majority of the shares present in person or represented by proxy and entitled to vote. When the voting standard is approval of “a majority of the outstanding shares,” broker non-votes have the same effect as a vote “against” the proposal.

The required vote for each of the proposals expected to be acted upon at the Annual Meeting is summarized below:

Proposal No. 1 — Election of directors. Directors are elected by a plurality, with the two nominees obtaining the most votes being elected. Because there is no minimum vote required, abstentions and broker non-votes will be entirely excluded from the vote and will have no effect on its outcome. Under the plurality vote standard, any shares that are not voted, whether by abstention, broker non-votes or otherwise, will not affect the election of directors.

Proposal No. 2 — Ratification of independent registered public accounting firm. This proposal must be approved by the affirmative vote of the majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote thereon, assuming a quorum is present. Abstentions count as a vote “against” the proposal and broker non-votes will be entirely excluded from the vote and will have no effect on its outcome.

Proposal No. 3 — Approval, in accordance with Nasdaq Listing Rule 5635(d), of the issuance of more than 19.99% of our outstanding common stock issuable upon the exercise of investor warrants that were issued in a financing transaction in December 2025 and the exercise, at a reduced price, of warrants originally issued in December 2024. This proposal must be approved by the affirmative vote of the majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote thereon, assuming a quorum is present. Abstentions count as a vote “against” the proposal and broker non-votes will be entirely excluded from the vote and will have no effect on its outcome.

Proposal No. 4 — Approval of an amendment (in the event it is deemed by the Company’s Board of Directors to be advisable) to the Company’s Certificate of Incorporation, as amended, in the form attached to the proxy statement as Appendix A, to effect a reverse stock split of our issued and outstanding shares of common stock at an exchange ratio ranging from [•] ([•]) to [•] ([•]), with the exact ratio to be determined by our Board of Directors. This proposal must be approved by the affirmative vote of a majority of the shares of our common stock cast on this matter. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

How will votes be counted?

All votes will be tabulated by the secretary of the company. We have engaged Mediant, a BetaNXT Business, to collect and tabulate proxy instructions.

Who is paying for the mailing of the proxy materials and how will solicitations be made?

We will pay the expenses of soliciting proxies. Proxies may be solicited on our behalf by directors, officers or employees in person or by mail, telephone, facsimile or electronic transmission. We have requested brokerage houses and other custodians, nominees and fiduciaries to forward soliciting material to beneficial owners and have agreed to reimburse those institutions for their out-of-pocket expenses.

PROPOSAL 1

ELECTION OF DIRECTORS

Two directors are to be elected at the Annual Meeting. In accordance with the company’s Certificate of Incorporation, the Board of Directors is divided into three classes. Class I and Class II each consists of two directors, and Class III consists of three directors. All directors within a class have the same three-year terms of office. The class terms expire at successive annual meetings so that each year a class of directors is elected. The current terms of director classes are scheduled to expire at the annual meeting of stockholders in 2026 (Class I directors), 2027 (Class II directors) and 2028 (Class III directors). Accordingly, the Class I directors will be elected at this Annual Meeting. Each of the Class I directors elected at this Annual Meeting will be elected to serve a three-year term.

With the recommendation of the Nominating and Corporate Governance committee, the Board of Directors has nominated the following persons to stand for election as Class I directors at this Annual Meeting of Stockholders, with terms expiring at the third annual meeting of stockholders following their election:

Mr. Bruce M. Rodgers

Ms. Carollinn Gould

Each of the nominees for election as a director has consented to serve if elected. If, as a result of circumstances not now known or foreseen, one or more of the nominees should be unavailable or unwilling to serve as a director, proxies may be voted for the election of such other persons as the Board of Directors may select. The Board of Directors has no reason to believe that any of the nominees will be unable or unwilling to serve.

The persons named in the enclosed proxy card intend, unless otherwise directed, to vote such proxy “FOR” the election of Mr. Bruce M. Rodgers and Ms. Carollinn Gould as Class I directors of LM Funding America, Inc. The nominees receiving the three highest “FOR” vote totals will be elected as directors.

In the election of directors, the three highest recipients of “FOR” votes will be elected. A properly executed proxy card marked “WITHHOLD” with respect to the election of one or more director nominees will not be voted with respect to the director or directors indicated, even though it will be counted for purposes of determining whether there is a quorum present at the Annual Meeting.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ELECTION OF EACH OF THE NOMINEES AS

DIRECTORS OF THE COMPANY

DIRECTORS

Set forth below is a summary of the background and experience of each director nominee and director as of the date of this proxy statement. There is no family relationship among any of the directors and/or executive officers of the company except as follows: Mr. Bruce M. Rodgers, our Chairman, Chief Executive Officer and President, and Ms. Carollinn Gould a director, have been married since 2004.

Directors Standing for Election (Class I)

Bruce M. Rodgers. Mr. Rodgers, age 62, serves as the Chairman of the Board of Directors, Chief Executive Officer and President of the company. Prior to that, Mr. Rodgers owned Business Law Group, P.A. (“BLG”) and served as counsel to the founders of LM Funding, LLC, the company’s predecessor and wholly-owned subsidiary. Mr. Rodgers was instrumental in developing the company’s business model prior to inception. Mr. Rodgers transferred his interest in BLG to attorneys within the firm by means of redemption of such interest in BLG prior to the company going public in 2015. Mr. Rodgers served from 2021 to 2024 as a member of the Board of Directors of SeaStar Medical Holding Corporation (Nasdaq: ICU), a medical technology Company developing a platform therapy to reduce the consequences of hyperinflammation on vital organs. Mr. Rodgers is a former business transactions attorney and was an associate of Macfarlane, Ferguson, & McMullen, P.A. from 1991 to 1995 and a partner from 1995-1998 and was an equity partner of Foley & Lardner LLP from 1998 to 2003. Originally from Bowling Green, Kentucky, Mr. Rodgers holds an engineering degree from Vanderbilt University (1985) and a Juris Doctor, with honors, from the University of Florida (1991). Mr. Rodgers also served as an officer in the United States Navy from 1985-1989 rising to the rank of Lieutenant, Surface Warfare Officer. Mr. Rodgers is a member of the Florida Bar and holds an AV-Preeminent rating from Martindale Hubbell.

Mr. Rodgers brings to the Board of Directors considerable experience in business, management and law, and because of those experiences and his education, we believe that he possesses analytical and legal skills which are considered of importance to the operations of the Company, the oversight of its performance and the evaluation of its future growth opportunities.

Carollinn Gould. Ms. Gould, age 62, co-founded LM Funding, LLC in January 2008, and currently serves as a director of the Company. From January 2008 to September 30, 2020, Mrs. Gould served as Vice President General Manager, Secretary. Prior to joining LM Funding, LLC, Ms. Gould owned and operated a recruiting company specializing in the placement of financial services personnel. Prior to that, Ms. Gould worked at Outback Steakhouse (“OSI”) where she opened the first restaurant in 1989 and finished her career at OSI in 2006 as shared services controller for over 1,000 restaurants. Ms. Gould holds a Bachelor’s Degree in Business Management from Nova Southeastern University.

As a co-founder of LM Funding, LLC, Ms. Gould brings to our Board of Directors an encyclopedia of knowledge regarding the Company’s business, operation, and procedures. Ms. Gould also brings public company audit experience from her prior service as controller at OSI as well as a wealth of personnel management and human resources skills.

Director Continuing in Office

Directors whose present terms continue until the annual meeting of stockholders to be held in 2027 (Class II)

Douglas I. McCree. Mr. McCree, age 60, has served as a director of the company since its initial public offering in October 2015. Mr. McCree has been with First Housing Development Corporation of Florida (“First Housing”) since 2000 and has served as its Chief Executive Officer since 2004. From 1987 through 2000, Mr. McCree held various positions with Bank of America, N.A. including Senior Vice President Affordable Housing Lending. Mr. McCree serves on numerous professional and civic boards. He received a B.S. from Vanderbilt University majoring in economics. Mr. McCree brings to the Board of Directors many years of banking experience and a strong perspective on public company operational requirements from his experience as Chief Executive Officer of First Housing.

Martin A. Traber. Mr. Traber, age 80, has served as a director of the company since his appointment on April 29, 2024. Mr. Traber previously served as one of our directors from October 2015 until January 2021. Beginning in January 2021, Mr. Traber served as a director of LMF Acquisition Opportunities, Inc., which was an indirect, wholly-owned subsidiary of the company, until its merger with Seastar Medical Holding Corporation in October 2022. He currently serves as a director of Mad Mobile, Inc., a global leader in point-of-sale modernization and technology solutions for the retail and restaurant industries, a position he has held since March 2019. Since February 2017, Mr. Traber has served as Chairman of Skyway Capital Markets, LLC a Tampa, Florida-based investment banking firm. Also, from 1994 until 2016, Mr. Traber was a partner of Foley & Lardner LLP, in Tampa, Florida, representing clients in securities law matters and corporate transactions. Mr. Traber was a founder of NorthStar Bank in Tampa, Florida and from 2007 to 2011 served as a member of the Board of Directors of that institution. From 2012 to 2013, he served on the Board of Directors of Exeter Trust Company in Portsmouth, New Hampshire. Mr. Traber holds a Bachelor of Arts and a Juris Doctor from Indiana University.

Mr. Traber brings considerable legal, financial and business experience to the Board of Directors. He has counseled and observed numerous businesses in a wide range of industries. The knowledge gained from his observations and his knowledge and experience in business transactions and securities law are considered important in monitoring the company’s performance and when we consider and pursue business acquisitions and financial transactions. As a corporate and securities lawyer, Mr. Traber has a fundamental understanding of governance principles and business ethics. His knowledge of other businesses and industries are useful in determining management and director compensation.

Directors whose present terms continue until the next annual meeting of stockholders to be held in 2028 (Class III):

Andrew L. Graham. Mr. Graham, age 68, has served as a director of the company since its initial public offering in October 2015. Since June 2008, Mr. Graham has served as Vice President, General Counsel and Secretary of HCI Group, Inc. (NYSE:HCI). From 1999 to 2007, Mr. Graham served in various capacities, including as General Counsel, for Trinsic, Inc. (previously named Z-Tel Technologies, Inc.), a publicly-held provider of communications services headquartered in Tampa, Florida. From 2011 to 2016, Mr. Graham has served on the Internal Audit Committee of Hillsborough County, Florida. From 2007 to 2011, he served on the Board of Trustees of Hillsborough Community College, a state institution serving over 45,000 students annually.

Mr. Graham holds a Bachelor of Science, major in Accounting, from Florida State University and a Juris Doctor, as well as a Master of Laws (L.L.M.) in Taxation, from the University of Florida College of Law. Mr. Graham was licensed in Florida as a Certified Public Accountant from 1982 to 2001. As a Certified Public Accountant, he audited, reviewed and compiled financial statements and prepared tax returns. Mr. Graham’s experience serving as general counsel to publicly-held companies brings to our Board of Directors a comprehensive understanding of public company operations, financial reporting, disclosure and corporate governance, as well a perspective regarding potential acquisitions. With his accounting education and experience, he also brings a sophisticated understanding of accounting principles, auditing standards, internal accounting control and financial presentation and analysis.

Frederick Mills. Mr. Mills age 68, has served as a director of the company since August 2018 and has been a partner with the law firm Morrison & Mills, PA since 1989, a Tampa, Florida law firm that focuses on business law. Mr. Mills is also a founder and board member of Apex Labs, Inc. (toxicology lab in Tampa, FL). Mr. Mills serves on numerous professional and civic boards. He received a B.S. from the University of Florida majoring in accounting and received a J.D. from the University of Florida. We believe that Mr. Mills brings to the Board of Directors many years of valuable business and financial experience from his past experience as a founding board member and Audit Committee Chairman for Nature Coast Bank (OTCQB:NCBF), which was a publicly-held company, and his business law practice.

Frank Silcox. Mr. Silcox, age 62, has served as a director of the company since January 2021. Mr. Silcox has been a Managing Director of Osprey Capital since March 2015. From 2008 until 2015, Mr. Silcox was co-founder and a managing member of LM Funding, LLC, a wholly-owned subsidiary of the company. Mr. Silcox has owned FS Ventures since 2003, which makes a variety of investments in real estate ventures. Mr. Silcox holds a Bachelor of Science from the University of Tampa.

Mr. Silcox brings considerable legal, financial and business experience to the Board of Directors. He has counseled and observed numerous businesses in a wide range of industries. The knowledge gained from his observations and his knowledge and experience in business transactions are considered important in monitoring the company’s performance and when we consider and pursue business acquisitions and financial transactions. His knowledge of other businesses and industries are useful in determining management and director compensation.

Arrangements as to Selection and Nomination of Directors

We are aware of no arrangements as to the selection and nomination of directors.

Independent Directors

Based upon recommendations of our Nominating and Corporate Governance committee, the Board of Directors has determined that each of Messrs. Graham, McCree, Mills, Traber, and Silcox are “independent directors” meeting the independence tests set forth in the rules of the NASDAQ Stock Market and Rule 10A-3(b)(i) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including having no material relationship with the company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the company).

DIRECTOR COMPENSATION

The compensation of our non-employee directors is determined by our board of directors, which solicits a recommendation from the Compensation Committee. Directors who are employees of the company do not receive any additional compensation for their service as directors.

On November 18, 2022, our Board of Directors adopted the LM Funding America, Inc, Non-Employee Director Compensation Program (the “Director Program”). Pursuant to the Director Program, each non-employee director of the Company will receive an annual cash retainer of $66,000 (or $99,000 for Audit Committee members) payable in arrears in equal quarterly payments, pro-rated for partial years. Non-employee directors will also receive an annual stock option award to purchase a number of shares equal to $66,000 (or $99,000 for Audit Committee members) divided by the option exercise price (which will be equal to the fair market value of the Company’s common stock on the date of grant), which annual awards will vest one-half on the 180th day after the grant date and one-half on the first anniversary of the grant date. The annual option award will be granted on the day of the Company’s annual stockholder meeting each year. Upon initial election or appointment to our Board of Directors (or on such later date as is determined by the Board of Directors), non-employee directors will also automatically receive stock options to purchase shares under the Company’s equity incentive plan equal to $25,000 divided by the exercise price of the option, with such exercise price being equal to the grant date fair value of the Company’s common stock.

The following table sets forth information with respect to compensation earned by each of our directors (other than those also serving as a “named executive officer”) during the year ended December 31, 2025 and 2024.

		Fees
		Earned or
		Paid in	Option
Name	Year	Cash ($)(1)	Awards ($)	Total ($)
Carollinn Gould	2025	$66,000	$125,572	$191,572
	2024	$66,000	$—	$66,000
Andrew Graham	2025	$99,000	$188,359	$287,359
	2024	$99,000	$—	$99,000
Fred Mills	2025	$99,000	$188,359	$287,359
	2024	$99,000	$—	$99,000
Douglas I. McCree	2025	$99,000	$188,359	$287,359
	2024	$99,000	$—	$99,000
Frank Silcox	2025	$66,000	$125,572	$191,572
	2024	$66,000	$—	$66,000
Martin Traber*	2025	$66,000	$62,786	$128,786
	2024	$61,416	$—	$61,416

(1) Represents compensation for the period from January 1, 2025 through December 31, 2025 and January 1, 2024 through December 31, 2024.

*Mr. Traber was appointed to the Board of Directors on April 29, 2024. Mr. Traber waived his right to receive stock options under the Director Program upon his appointment to the Board of Directors.

EXECUTIVE OFFICERS

The following table provides information with respect to our executive officers as of [•], 2026:

Name	Age	Title
Bruce M. Rodgers	62	Chairman, Chief Executive Officer and President
Richard Russell	65	Chief Financial Officer
Ryan Duran	41	Vice President of Operations

Bruce M. Rodgers. Mr. Rodgers background and experience is contained above in the section of this Proxy Statement entitled “Directors.”

Richard Russell. Mr. Russell, age 65, has served as Chief Financial Officer of the company since November 2017. Prior, since 2016, he provided financial and accounting consulting services with a focus on technical and external reporting, internal auditing, mergers & acquisitions, risk management, and CFO and controller services. Mr. Russell also served as Chief Financial Officer for Mission Health Communities from 2013 to 2016 and, before that, Mr. Russell served in a variety of roles for Cott Corporation from 2007 to 2013, including Senior Director of Finance, Senior Director of Internal Auditing, and Assistant Corporate Controller. Mr. Russell’s extensive professional experience with public companies includes his position as Director of Financial Reporting and Internal Controls for Quality Distribution a previously listed publicly held company traded on the Nasdaq Stock Market under the symbol “QLTY” and as Danka’s Director of Reporting from 2001 to 2004 a previously listed publicly held office imaging company traded on both the London Stock Exchange and the Nasdaq Stock Exchange (“DANKY”). Mr. Russell served from 2021 to 2024 as a director of SeaStar Medical Holding Corporation (Nasdaq: ICU), a medical technology company developing a platform therapy to reduce the consequences of hyperinflammation on vital organs. Mr. Russell served on the board of directors for Trident

Brands Inc., a publicly held consumer products company traded on the OTC market under the symbol “TDNT” from 2020 to March 2026. Mr. Russell also previously served on a part-time basis as Chief Financial Officer of Generation Income Properties Inc., which is a publicly traded REIT traded on the Nasdaq Market, under the symbol "GIPR" from December 2019 to February 2022. Mr. Russell earned his Bachelor of Science in accounting and a Master’s in tax accounting from the University of Alabama, a Bachelor of Arts in international studies from the University of South Florida, and a Master’s in business administration from the University of Tampa. On December 19, 2025, Mr. Russell was elected to the board of directors for Generation Income Properties Inc, a publicly held real estate investment trust company on the NASDAQ market under the symbol “TDNT”. On January 29, 2026, Mr. Russell was appointed to the board of Mad Mobile Inc, a private company. On April 2025, Mr. Russell was appointed to the Hillsoborough County Industrial Development Authority Board.

Ryan Duran. Mr. Duran, age 41, currently serves as Vice President of Operations of the Company and President of US Digital Mining and Hosting Co and joined the Company in March 2015. Prior to joining the Company, Mr. Duran served as Operations Manager of Business Law Group, since 2008. Mr. Duran holds a bachelor’s degree in real estate and finance from Florida State University.

We are aware of no arrangements as to the selection or appointment of executive officers.

EXECUTIVE COMPENSATION AND RELATED INFORMATION

SUMMARY COMPENSATION TABLE

The following table provides summary information concerning compensation for services rendered in all capacities awarded to, earned by or paid to our named executive officers during the years ended December 31, 2025 and 2024. The table does not include compensation for 2025 or 2024 for a named executive officer if such officer was not employed by the Company in 2025 or 2024.

	Fiscal			Stock	Option	All Other
Name and Principal Position	Year	Salary ($)	Bonus ($)	Awards ($)	Awards ($)	Compensation ($)(1)	Total
Bruce Rodgers	2025	$825,000	$660,00	$-	$190,931	$33,907	$1,709,838
Chairman, CEO and President	2024	$825,000	$473,750	$-	$-	$26,561	$1,305,311
Richard Russell	2025	$550,000	$440,000	$-	$124,143	$66,719	$1,180,862
Chief Financial Officer	2024	$550,000	$275,000	$-	$-	$53,238	$878,238
Ryan Duran	2025	$212,500	$212,500	$-	$66,896	$66,716	$558,612
Vice President of Operations and President of US Digital mining and Hosting Co.	2024	$196,346	$93,000	$-	$-	$51,012	$340,358

(1) These amounts consist of health insurance premiums and dental & vision insurance premiums paid by the Company in excess of non-executive contribution and 401K Company match.

Employment Agreements

Certain executives’ compensation and other arrangements are set forth in employment agreements. These employment agreements are described below.

Bruce M. Rodgers.

In October 2021, Mr. Rodgers entered into an amended and restated employment agreement with the Company (the “Restated Rodgers Agreement”) which provides for an initial annual base salary of $750,000. The Restated Rodgers Agreement provided for a grant of 48,662 shares of the Company’s common stock that were paid in February 2022, with an amount of shares equal to the taxes payable by Mr. Rodgers with respect to the grant having been withheld to satisfy such taxes. The Restated Rodgers Agreement originally provided for certain bonuses upon a change of control of the Company (as defined in the Restated Rodgers Agreement), but as stated below, such change-of-control provisions were eliminated in November 2022. Pursuant to the Restated Rodgers Agreement, Mr. Rodgers was also originally entitled to receive his applicable base salary for a period of 36 months after termination if such termination were “without cause” or if he terminated his own employment for a “good reason event,” as those terms are defined in the Restated Rodgers Agreement, in addition to any accrued bonus as of the termination date and the accelerated vesting of any unvested options. However, such severance provisions were eliminated and replaced in November 2022, as described below. The Restated Rodgers Agreement also contains certain non-competition covenants and confidentiality provisions.

On November 16, 2022, the Restated Rodgers Agreement was amended and modified (the “Rodgers Amendment”) by deleting provisions in the Restated Rodgers Agreement that granted Mr. Rodgers certain bonuses upon a change of control of the Company. Further, the Rodgers Amendment modifies the severance provisions of the Restated Rodgers Agreement to provide that, upon the termination of Mr. Rodgers by the Company without cause (or upon termination by him of his own employment upon a “good reason event,” as defined in the Restated Rodgers Agreement), he will be entitled to receive, in addition to any accrued salary and bonus, the sum of two years of his salary plus the average bonus paid for the preceding three years, which sum will be paid over a period of two years, as well as reimbursements for premium payments paid or payable by Mr. Rodgers for continuing healthcare coverage for up to 24 months following his termination.

Richard Russell.

In October 2021, Mr. Russell entered into an amended and restated employment agreement with the Company (the “Restated Russell Agreement”) which provides for an initial annual base salary of $500,000. The Restated Russell Agreement provided for a grant of 25,279 shares of the Company’s common stock that were paid in February 2022, with an amount of shares equal to the taxes payable by Mr. Russell with respect to the grant having been withheld to satisfy such taxes. The Restated Russell Agreement originally provided for certain bonuses upon a change of control of the Company (as defined in the Restated Russell Agreement), but as stated below, such change-of-control provisions were eliminated in November 2022. Pursuant to the Restated Russell Agreement, Mr. Russell was also originally entitled to receive his applicable base salary for a period of 36 months after termination if such termination were “without cause” or if he terminated his own employment for a “good reason event,” as those terms are defined in the Restated Russell Agreement, in addition to any accrued bonus as of the termination date and the accelerated vesting of any unvested options. However, such severance provisions were eliminated and replaced in November 2022, as described below. The Restated Russell Agreement also contains certain non-competition covenants and confidentiality provisions.

On November 16, 2022, the Restated Russell Agreement was amended and modified (the “Russell Amendment”) by deleting provisions in the Restated Russell Agreement that granted Mr. Russell certain bonuses upon a change of control of the Company. Further, the Russell Amendment modifies the severance provisions of the Restated Russell Agreement to provide that, upon the termination of Mr. Russell by the Company without cause (or upon termination by him of his own employment upon a “good reason event,” as defined in the Restated Russell Agreement), he will be entitled to receive, in addition to any accrued salary and bonus, the sum of two years of his salary plus the average bonus paid for the preceding three years, which sum will be paid over a period of two years, as well as reimbursements for premium payments paid or payable by Mr. Russell for continuing healthcare coverage for up to 24 months following his termination.

Ryan Duran.

On October 27, 2021, the Company and Ryan Duran entered into an employment agreement under which Mr. Duran serves as the Vice-President of Operations and President of US Digital Mining and Hosting Co of the Company. Mr. Duran’s employment agreement provides for an initial annual base salary of $175,000, and it provides that Mr. Duran may be granted annual bonuses at the discretion of the Board of Directors and may participate in the Company’s equity incentive plans on the same terms as other senior executives. The agreement provides that Mr. Duran is entitled to participate in all of the Company’s pension, life insurance, health insurance, disability insurance and other benefit plans on the same basis as the Company’s other employee officers participate. The initial term of Mr. Duran’s employment agreement was through September 30, 2023 and is automatically renewed each year unless notice of non-renewal is provided by the Company or Mr. Duran at least 30 days prior to the renewal date. Mr. Duran will be entitled to a lump sum severance payment of three times his base salary if he is terminated “without cause” (including a non-renewal of the agreement by the Company) or he terminates his own employment for a “good reason event,” as those terms are defined in the agreement, in addition to any accrued bonus as of the termination date and the accelerated vesting of any unvested options and other equity awards. Mr. Duran’s employment agreement contains certain non-competition covenants and confidentiality provisions.

Outstanding Equity Awards at Fiscal Year-End

The following table provides information on exercisable and unexercisable options and unvested stock awards held by the named executive officers on December 31, 2025.

	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares of Units That Have Not Vested	Market value of shares of units of stock that have not vested ($)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested
Bruce Rodgers	-	176,100	1.14	9/30/2035	-	-	-	-
Bruce Rodgers	166,667	-	4.51	4/20/33	-	-	-	-
Richard Russell	-	114,500	1.14	9/30/2035	-	-	-	-
Richard Russell	166,667	-	4.51	4/20/33
Richard Russell	83	-	3,750	11/29/2027	-	-	-	-
Richard Russell	250	-	300	5/29/2028
Ryan Duran	-	61,700	1.14	9/30/2035	-	-	-	-
Ryan Duran	41,667	-	4.51	4/20/33	-	-	-	-
Ryan Duran	29,167	-	35.70	10/28/2031	-	-	-	-
Ryan Duran	83	-	300	5/29/2028	-	-	-	-

Indemnification Agreements

We have entered into indemnification agreements with each of our directors and executive officers. These agreements, among other things, require us to indemnify each director and executive officer to the fullest extent permitted by Delaware law, including indemnification expenses such as attorneys’ fees, judgments, fines and settlement amounts incurred by the director or executive officer in any action or proceeding, including any action or proceeding by or in right of us, arising out of the person’s services as a director or executive officer. The form of indemnification agreement was filed as an exhibit to the Registration Statement on Form S-1 filed on June 25, 2015.

Pay Versus Performance

The following table sets forth the compensation information of our principal executive officer (the “PEO”), and the average compensation information of our other named executive officers (“Non-PEO NEOs”), both as reported in the Summary Compensation Table in this proxy statement and with certain adjustments to reflect the “compensation actually paid” (“CAP”, as calculated in accordance with the Securities and Exchange Commission (the “SEC”)) to such individuals, and certain measures of the company’s financial performance, for each of fiscal years 2025, 2024, and 2023.

Year	Summary Compensation Table Total for PEO ($) (1)	Compensation Actually Paid to PEO ($) (2) (3)	Average Summary Compensation Table Total for Non-PEO NEOs ($) (1)	Average Compensation Actually Paid to Non-PEO NEOs ($) (2) (3)	Value of Initial Fixed $100 Investment Based on the Total Shareholder Return of the Company ($)	Net (Loss) Income ($ in thousands)
2025	1,709,838	1,457,157	869,737	735,624	13.29	(26,975)
2024	1,305,311	1,249,339	609,298	574,451	7.37	(7,655)
2023	1,694,708	1,250,693	943,622	666,113	18.41	(15,944)

(1) The PEO for each of the years presented is Bruce Rodgers. The Non-PEO NEOs for whom the average compensation is presented in this table for each of the years presented are Richard Russell and Ryan Duran.

(2) The amounts shown as CAP have been calculated in accordance with Item 402(v) of Regulation S-K and do not reflect compensation actually realized or received by the company’s NEO. These amounts reflect total compensation as set forth in the Summary Compensation Table for each year, adjusted as described in footnote 3, below.

(3) CAP reflects the exclusions and inclusions of certain amounts for the PEO and Non-PEO NEOs as set forth below. Equity values are calculated in accordance with

FASB ASC Topic 718.

PEO
Year	2023	2024	2025
SCT Total Compensation ($)	1,694,708	1,305,311	1,709,838
Less: Stock and Option Award Values Reported in SCT for the Covered Year ($)	(844,848)	-	(190,931)
Plus: Fair Value for Stock and Option Awards Granted in the Covered Year that are Outstanding and Unvested at End of Year ($)	133,611	-	-
Change in Fair Value of Outstanding Unvested Stock and Option Awards from Prior Years ($)	-	-	-
Fair Value as of Vesting Date for Awards Granted that Vested in Same Year ($)	267,222	-	-
Change in Fair Value of Stock and Option Awards from Prior years that Vested in the Covered Year ($)	-	(55,972)	(61,750)
Less: Fair Value of Stock and Option Awards Forfeited during the covered Year ($)	-	-	-
Less: Aggregate Change in Actuarial Present Value of Accumulated Benefit Under Pension Plans ($)	-	-	-
Plus: Aggregate Service Cost and Prior Service Cost for Pension Plans ($)	-	-	-
Compensation Actually Paid ($)	1,250,693	1,249,339	1,457,157

Non-PEO
Year	2023	2024	2025
SCT Total Compensation ($)	1,887,244	1,218,596	1,739,474
Less: Stock and Option Award Values Reported in SCT for the Covered Year ($)	(1,056,060)	-	(191,039)
Plus: Fair Value for Stock and Option Awards Granted in the Covered Year that are Outstanding and Unvested at End of Year ($)	167,014	-	-
Change in Fair Value of Outstanding Unvested Stock and Option Awards from Prior Years ($)	-	-	-
Fair Value as of Vesting Date for Awards Granted that Vested in Same Year ($)	334,028	-	-
Change in Fair Value of Stock and Option Awards from Prior years that Vested in the Covered Year ($)	-	(69,695)	(77,188)
Less: Fair Value of Stock and Option Awards Forfeited during the covered Year ($)	-	-	-
Less: Aggregate Change in Actuarial Present Value of Accumulated Benefit Under Pension Plans ($	-	-	-
Plus: Aggregate Service Cost and Prior Service Cost for Pension Plans ($)	-	-	-
Compensation Actually Paid ($)	1,332,226	1,148,901	1,471,248

Description of Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Net Loss

The following chart sets forth the relationship between CAP to our PEO, the average CAP to our Non-PEO NEOs, and net loss attributable to the company over the three most recently completed fiscal years:

CAP vs. TSR
$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$-
20%
0%
-20%
-40%
-60%
-80%
-100%
2023
2024
2025
PEO CAP
Average NEO Compensation Actually Paid
TSR

Description of Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Company Total Shareholder Return (“TSR”)

The following chart sets forth the relationship between CAP to our PEO, the average CAP to our Non-PEO NEOs, and the company’s cumulative TSR over the three most recently completed fiscal years:

CAP vs. Net Income (Loss)
$2,000
$1,500
$1,000
$500
$-
400.00%
200.00%
0.00%
-200.00%
-400.00%
2023
2024
2025
PEO CAP
Non-PEO Avg CAP
Net Income
Net cash Provided by (Used) by operating activities

TRANSACTIONS WITH RELATED PERSONS

Association Collection and Distribution Services

Prior to February 1, 2022, the Company engaged BLG on behalf of many of its Association clients to service and collect the accounts and to distribute the proceeds as required by Florida law and the provisions of the purchase agreements between the Company and the Associations. On February 1, 2022, the Company consented to the assignment by BLG to the law firm BLG

Association Law, PLLC (“BLGAL”), of the Services Agreement, dated April 15, 2015, previously entered into by and between the Company and BLG (the “Services Agreement”). One of our directors, Ms. Gould, served as the General Manager of BLG and also currently serves as the General Manager of BLGAL. Initially, the Company paid BLG a fixed monthly fee of $82,000 per month for services rendered. On February 1, 2022, the Services Agreement was amended to reduce the monthly compensation payable under the Services Agreement to $53,000, and on March 28, 2024, the Services Agreement was amended to further reduce the monthly compensation payable under the Services Agreement to $43,000. Further, a termination fee of $150,000 was paid to BLG in connection with the assignment of the Services Agreement.

ADVERSE INTERESTS

We are not aware of any material proceedings in which an executive officer or director is a party adverse to the company or has a material interest adverse to the company.

INVOLVEMENT IN CERTAIN LEGAL PROCEEDINGS

To our knowledge, none of our current directors or executive officers has, during the past ten years:

•
been convicted in a criminal proceeding or been subject to a pending criminal proceeding;
•
had any bankruptcy petition filed by or against the business or property of the person, or of any partnership, corporation or business association of which he or she was a general partner or executive officer, either at the time of the bankruptcy filing or within two years prior to that time;
•
been subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction or federal or state authority, permanently or temporarily enjoining, barring, suspending or otherwise limiting, his involvement in any type of business, securities, futures, commodities, investment, banking, savings and loan, or insurance activities, or to be associated with persons engaged in any such activity;
•
been found by a court of competent jurisdiction in a civil action or by the SEC to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated; or
•
been the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of any federal or state securities or commodities law or regulation or any law or regulation respecting financial institutions or insurance companies.

Except as set forth above and in our discussion above in “Adverse Interests,” none of our directors or executive officers has been involved in any transactions with us or any of our directors, executive officers, affiliates or associates which are required to be disclosed pursuant to the rules and regulations of the SEC.

DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of Exchange Act requires the company’s directors and officers, and persons who own more than 10% of a registered class of the company’s equity securities, to file initial reports of ownership and reports of changes in ownership with the SEC. Such persons also are required to furnish the company with copies of all Section 16(a) reports they file.

Based solely on its review of the copies of such reports received by it with respect to fiscal year 2025 or written representations from certain reporting persons, the Company believes that all filing requirements applicable to its directors and officers and persons who own more than 10% of a registered class of the Company’s equity securities have been complied with, on a timely basis, for fiscal year 2025.

CODE OF ETHICS

We have adopted a code of ethics applicable to all employees and directors, including our Chief Executive Officer and Chief Financial Officer. We have posted the text of our code of ethics to our internet web site: www.lmfunding.com by clicking “Investors” at the top and then “Governance.” We intend to disclose any change to or waiver from our code of ethics by posting such change or waiver to our internet web site within the same section as described above. We will satisfy the disclosure requirements under Item 5.05 of Form 8-K regarding any material amendment to our code of ethics, and any waiver from a provision of our code of ethics that applies to all employees, including our Chief Executive Officer and Chief Financial Officer, Controller or any person performing similar functions, by posting such information on our website at the internet website address set forth above.

CORPORATE GOVERNANCE GUIDELINES

We have adopted Corporate Governance Guidelines to promote effective governance of the company. A current copy of our Corporate Governance Guidelines is available on our website ir.lmfunding.com by clicking “Investors” at the top, hovering over “Governance”, and then clicking “Governance Documents”.

ANTI-HEDGING POLICIES

We have adopted insider trading policies and procedures governing the purchase, sale, and other dispositions of securities of the Company by directors, officers, and employees that we believe are reasonably designed to promote compliance with insider trading laws, rules and regulations, and applicable Nasdaq listing standards. Our insider trading policy states, among other things, that our directors, officers, and employees are prohibited from trading in such securities while in possession of material, nonpublic information. The policy prohibits such persons and entities from engaging in hedging or monetization transactions or similar transactions involving our securities. In addition, with regard to trading in our own securities, it is our policy to comply with the federal securities laws and the applicable exchange listing requirements.

MEETINGS OF THE BOARD OF DIRECTORS

During 2025, our Board of Directors held eight meetings. All directors attended at least 75% of the meetings of the Board of Directors and the committees on which they served during 2025. In addition, the independent directors met in executive session periodically in 2025. We have not established a policy with regard to the attendance of board members at annual stockholder meetings.

COMMUNICATIONS WITH THE BOARD OF DIRECTORS

We have established procedures by which shareholders may communicate with members of the Board of Directors, individually or as a group. Shareholders wishing to communicate with the Board of Directors or a specified member of the Board may send written communications addressed to: Board of Directors, LM Funding America, Inc., Attention: Bruce M. Rodgers, Chief Executive Officer, 1200 West Platt Street, Suite 100, Tampa, Florida 33606. The mailing envelope should clearly specify the intended recipient or recipients, which may be the Board of Directors as a group or an individual member of the Board. The communication should include the shareholder’s name and the number of shares owned. Communications that are not racially, ethically or religiously offensive, commercial, pornographic, obscene, vulgar, profane, defamatory, abusive, harassing, threatening, malicious, false or frivolous in nature will be promptly forwarded to the specified members of the Board of Directors. We have also established procedures by which all interested parties (not just shareholders) may communicate directly with our non-management or independent directors as a group. Any interested party wishing to communicate with our non-management or independent directors as a group may send written communications addressed to: Board of Directors, LM Funding America, Inc., Attention: Bruce M. Rodgers, Chief Executive Officer, 1200 West Platt Street, Suite 100, Tampa, Florida 33606. The mailing envelope should clearly specify the intended recipients, which may be the non-management directors or the independent directors as a group. The envelope will be promptly forwarded for distribution to the intended recipients.

COMMITTEES OF THE BOARD OF DIRECTORS

The Board of Directors has an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance committee.

Audit Committee

The Company has a separately-designated standing Audit Committee established in accordance with the Exchange Act. The Audit Committee’s responsibilities include the following:

1) assisting our Board of Directors in its oversight of the quality and integrity of our accounting, auditing, and reporting practices;
2) overseeing the work of our internal accounting and auditing processes;
3) discussing with management our processes to manage business and financial risk;

4)
making appointment, compensation, and retention decisions regarding, and overseeing the independent registered public accounting firm engaged to prepare or issue audit reports on our financial statements;

5)
establishing and reviewing the adequacy of procedures for the receipt, retention and treatment of complaints received by our Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters;

6) reviewing and discussing with management and the independent registered public accounting firm our annual and quarterly financial statements and related disclosures; and
7) conducting an appropriate review and approval of all related party transactions for potential conflict of interest situations on an ongoing basis.

The Audit Committee is composed of three members: Andrew Graham, its chairman, Fred Mills and Douglas I. McCree. Since our common shares are listed on Nasdaq Capital Market, we are governed by its listing standards. Accordingly, the members of the Audit Committee are all “independent directors” pursuant to the definition contained in Rule 5605(a)(2) of the NASDAQ and the criteria for independence set forth in Rule 10A-3(b)(1) of the Exchange Act. The Board of Directors has determined that Mr. Graham is an Audit Committee financial expert within the meaning of applicable SEC rules. The Audit Committee met formally four times during 2025. The Board of Directors has adopted a written Audit Committee Charter.

A current copy of the charter is available on our website www.lmfunding.com by clicking “Investors” and then “Governance.”

Compensation Committee

The Compensation Committee’s responsibilities include the following:

•
reviewing and approving the compensation programs applicable to our executive officers;
•
recommending to the Board of Directors and periodically reviewing policies for the administration of the executive compensation programs;
•
reviewing and approving the corporate goals and objectives relevant to the compensation of the executive officers, evaluating the performance of the executive officers in light of those goals, objectives and strategies, and setting the compensation level of the executive officers based on this evaluation;
•
reviewing on a periodic basis the operation of our executive compensation programs to determine whether they are properly coordinated and achieving their intended purposes;
•
reviewing on a periodic basis the operation of our executive compensation programs to determine whether they are properly coordinated and achieving their intended purposes; and
•
reviewing and approving compensation to outside directors.

The Compensation Committee has the authority to determine the compensation of the named executive officers, except the Chief Executive Officer. The Compensation Committee makes recommendations to the Board of Directors for non-employee directors and the Chief Executive Officer compensation and equity awards under the Company’s equity plans. At least annually, the Compensation Committee considers the results of the Company’s operations and its financial position and makes compensation determinations. The Compensation Committee did engage consultants in determining compensation paid to executives in 2023, 2024 and 2025 but did not engage or rely on consultants in determining compensation paid to executive officers in 2022 and 2021, instead relying on the judgment and knowledge of its own members.

The Compensation Committee is composed of three members: Douglas I. McCree, its chairman, Martin Traber, and Frank Silcox, each of whom have been determined to be “independent” within the meaning of the SEC and NASDAQ regulations and is a “non-employee director” as defined in Section 16b-3 of the Exchange Act. The Board of Directors has adopted a formal Compensation Committee charter. The Compensation Committee met formally eight times in 2025.

A current copy of the charter is available on our website www.lmfunding.com by clicking “Investors” and then “Governance.”

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee’s responsibilities include the following:

(1) establishing criteria for selection of potential directors, taking into account all factors it considers appropriate;

(2)
identifying and selecting individuals believed to be qualified as candidates to serve on the board and recommending to the board candidates to stand for election as directors at the annual meeting of shareholders or, if applicable, at a special meeting of the shareholders;

(3) evaluating and ensuring the independence of each member of each committee of the board required to be composed of independent directors;
(4) developing and recommending to the board a set of corporate governance principles appropriate for our Company and consistent with the applicable laws, regulations, and listing requirements;
(5) developing and recommending to the board a code of conduct for our Company’s directors, officers, and employees;

(6)
ensuring that the company makes all appropriate disclosures regarding the process for nominating candidates for election to the board, including any process for shareholder nominations, the criteria established by the committee for candidates for nomination for election to the board, and any other disclosures required by applicable laws, regulations, or listing standards; and

(7)
reporting regularly to the board (i) regarding meetings of the committee, (ii) with respect to such other matters as are relevant to the committee’s discharge of its responsibilities, and (iii) with respect to such recommendations as the committee may deem appropriate.

The Nominating and corporate governance Committee is composed of three members: Fred Mills, its chairman, Frank Silcox, and Martin Traber. The Nominating and Corporate Governance Committee had two meeting in 2025. The Board of Directors has adopted a written Nominating and Corporate Governance Committee Charter.

A current copy of the charter is available on our website www.lmfunding.comby clicking “Investors” and then “Governance.”

The Nominating and Corporate Governance Committee identifies director candidates in numerous ways. Generally, the candidates are known to and recommended by members of the Board of Directors or management. In evaluating director candidates, the Nominating and Corporate Governance Committee considers a variety of attributes, criteria and factors, including experience, skills, expertise, diversity, personal and professional integrity, character, temperament, business judgment, time availability, dedication and conflicts of interest. At a minimum, director candidates must be at least 18 years of age and have such business, financial, technological or legal experience or education to enable them to make informed decisions on behalf of the Company. The Nominating and Corporate Governance Committee has not adopted a specific policy on diversity.

The Nominating and Corporate Governance Committee will consider director candidates recommended by shareholders. Any shareholder wishing to recommend one or more director candidates should send the recommendations before November 1st of the year preceding the next annual meeting of shareholders to LM Funding America, Inc., Attention: Bruce M. Rodgers, Chief Executive Officer, 1200 West Platt Street, Suite 100, Tampa, Florida 33606. Each recommendation should set forth the candidate’s name, age, business address, business telephone number, residence address, and principal occupation or employment and any other attributes or factors the shareholder wishes the committee to consider, as well as the shareholder’s name, address and telephone number and the class and number of shares held. The committee may require the recommended candidate to furnish additional information. Mr. Rodgers will forward recommendations of qualified candidates to the Nominating and Corporate Governance committee and those candidates will be given the same consideration as all other candidates. A shareholder wishing to nominate an individual for election to the Board of Directors at an annual meeting of the shareholders, rather than recommend a candidate to the Nominating and Corporate Governance committee, must comply with the advance notice requirements set forth in our bylaws.

A stockholder wishing to nominate an individual for election to the Board of Directors at the Annual Meeting of the Stockholders, rather than recommend a candidate to the Nominating and Corporate Governance committee, must comply with the advance notice requirements set forth in our bylaws. See “Shareholder Proposals for Presentation at the Annual Meeting” for further information.

Board of Directors Leadership Structure

Our business and affairs are managed under the direction of the Board of Directors. Under our current leadership structure, Bruce M. Rodgers serves as Chairman of the Board of Directors, Chief Executive Officer and President. Mr. Rodgers’ role includes providing continuous feedback on the direction and performance of the Company, serving as chairman of regular meetings of the Board of Directors, setting the agenda for the meetings of the Board of Directors and leading the Board of Directors in anticipating and responding to changes in our business. Mr. Rodgers plays a significant role also in formulating and executing the Company’s strategic plans, financing activity and investment decisions. We believe board oversight and planning is a collaborative effort among the directors, each of whom has unique skills, experience and education, and this structure facilitates collaboration and communication among the directors and management and makes the best use of their respective skills. The Board of Directors periodically reviews the board leadership structure to evaluate whether the structure remains appropriate for the Company and may determine to alter this leadership structure anytime based on then existing circumstances.

Board of Directors’ Role in Risk Oversight

The Board of Directors plays a significant role in monitoring risks to the Company. Where major risks are involved, the Board of Directors takes a direct role in reviewing those matters. The Board of Directors also approves any strategic initiatives and any large or unusual investment or other such expenditure of the Company’s resources. The Board of Directors has established the above-described committees to assist in ensuring that material risks are identified and managed appropriately. The Board of Directors and its committees regularly review material operational, financial, compensation and compliance risks with executive management. The Audit Committee is responsible for assisting the Board of Directors in its oversight of the quality and integrity of our accounting, auditing, and reporting practices and discussing with management our processes to manage business and financial risk. The Compensation Committee considers risk in connection with its design of our compensation programs for our executives. The Nominating and Corporate Governance Committee regularly reviews the Company’s corporate governance structure and board committee assignments. Each committee regularly reports to the Board of Directors.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

MaloneBailey, LLP was our principal registered public accounting firm for 2025 and 2024.

AUDIT FEES

The following table sets forth the aggregate fees for services related to the years ended December 31, 2025 and 2024 provided by MaloneBailey, LLP, our principal accountants:

Fee Category	2025	2024
Audit Fees - MaloneBailey, LLP (1)	$628,317	$486,820
Audit-Related Fees (2)	-	-
Tax Fees	-	-
All Other Fees	-	-
Total	$628,317	$486,820

(1)Audit Fees relate to services rendered for the audits of our annual financial statements, for the review of our quarterly financial statements, and for services that are normally provided by the auditor in connection with statutory and regulatory filings or engagements.

(2)Audit-Related Fees consist of fees for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under "Audit Fees".

MaloneBailey, LLP Houston, TX (PCAOB ID No. 206)

PRE-APPROVAL POLICIES

The Audit Committee pre-approved 100% of all auditing services and non-auditing services. The Audit Committee has delegated this authority to the chairman of the Audit Committee for situations when pre-approval by the full Audit Committee is inconvenient. Any decisions by the chairman of the Audit Committee must be disclosed at the next Audit Committee meeting.

AUDIT COMMITTEE REPORT

The Audit Committee oversees the financial reporting processes of LM Funding America, Inc. on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Annual Report with management and discussed with management the quality, in addition to the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The Audit Committee reviewed with representatives of MaloneBailey, LLP, the company’s independent registered public accounting firm responsible for auditing the company’s financial statements and expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States of America, their judgments as to the quality, not just the acceptability, of the company’s accounting principles. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed under auditing standards adopted by the Public Company Accounting Oversight Board. The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with the independent accountant the independent accountant’s independence.

The Audit Committee discussed with representatives of MaloneBailey, LLP, the overall scope and plans for their audit. The Audit Committee met with representatives of MaloneBailey, LLP, with and without management present, to discuss the results of their examinations, their evaluations of the company’s internal controls, and the overall quality of the company’s financial reporting.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors the inclusion of the audited financial statements in the company’s Annual Report on Form 10-K for the year ended December 31, 2025 for filing with the Securities and Exchange Commission.

This report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such acts.

AUDIT COMMITTEE

Andrew L. Graham, Chairman

Frederick Mills
Douglas I. McCree

PROPOSAL 2

RATIFICATION OF MALONEBAILEY, LLP

The Audit Committee of the Board of Directors has appointed MaloneBailey, LLP (“Malone Bailey”) as the company’s independent registered public accounting firm for our fiscal year ending December 31, 2026. Malone Bailey also served as the company’s independent registered public accounting firm for our fiscal year ended December 31, 2025. The Board of Directors concurs with the appointment and is submitting the appointment of Malone Bailey as our independent registered public accounting firm for stockholder ratification at the Annual Meeting.

Our bylaws do not require that the stockholders ratify the appointment of Malone Bailey as our independent registered public accounting firm. We are seeking ratification because we believe it is a sound corporate governance practice. If the stockholders do not ratify the appointment, our Audit Committee will reconsider whether to retain Malone Bailey, but may retain Malone Bailey in any event. Even if the appointment is ratified, the Audit Committee, in its discretion, may change the appointment at any time during the year if it determines that a change would be in the best interests of the company and its stockholders.

We expect that representatives of Malone Bailey will be either physically present or available via phone at the Annual Meeting. They will be given the opportunity to make a statement if they desire to do so, and they will be available to respond to appropriate questions after the meeting.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF MALONEBAILEY, LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE CURRENT YEAR.

PROPOSAL 3

APPROVAL, in accordance with Nasdaq Listing Rule 5635(d), the issuance of more than 19.99% of our outstanding common stock issuable upon the exercise of investor warrants that were issued in a financing transaction in December 2025 and the exercise, at a reduced price, of warrants originally issued in December 2024.

General

We are asking stockholders to approve the issuance of more than 19.99% of our outstanding common stock issuable upon the exercise of warrants (i) issued pursuant to that certain securities purchase agreement (the “Securities Purchase Agreement”), entered into on December 19, 2025 with institutional investors (the “Purchasers”) and (ii) exercisable at a reduced exercise price pursuant to an amendment to 3,472,740 outstanding common stock warrants originally issued on December 29, 2024 (the “Repriced Warrants”).

Description of Transactions

Registered Direct Offering

On December 19, 2025, we entered into the Securities Purchase Agreement with the Purchasers, pursuant to which we agreed to issue to the Purchasers (the “Offering”), (i) 1,822,535 shares (the “Shares”) of our common stock, par value $0.001 per share (“common stock”), (ii) pre-funded warrants to purchase 7,332,395 shares of our common stock (the “Pre-Funded Warrants”) with an exercise price of $0.001 per share in lieu of Shares, and (iii) common warrants to purchase 9,154,930 shares of our common stock (the “Common Warrants”) with an exercise price of $0.71. The combined effective offering price for each Share (or Pre-Funded Warrant in lieu thereof) and accompanying Common Warrant in the Offering was $0.71. The Offering closed on December 22, 2025.

We previously filed a registration statement on Form S-3 (File No. 333-281528) with the SEC, which was deemed effective on November 21, 2024 (the “Registration Statement”). The Shares, Pre-Funded Warrants and Common Warrants were offered by us pursuant to the Registration Statement and that certain prospectus supplement dated December 19, 2025, filed by us with the SEC under the Securities Act of 1933, as amended (the “Securities Act”) on December 22, 2025.

The Securities Purchase Agreement provided that, subject to certain exceptions, until 60 days after the closing of the Offering, neither we nor any of our subsidiaries would issue, enter into any agreement to issue or announce the issuance or proposed issuance of any shares of common stock or common stock equivalents. The Securities Purchase Agreement also provides that, subject to certain exceptions, for a period of six months following the closing of the Offering, we will be prohibited from effecting or entering into an agreement to effect any issuance by us or any of our subsidiaries of common stock or common stock equivalents (or a combination of units thereof) involving a Variable Rate Transaction (as defined in the Securities Purchase Agreement).

The Pre-Funded Warrants will not expire and are exercisable commencing as of the date of issuance and at any time until all of the Pre-Funded Warrants are exercised in full.

In connection with the Offering, on December 19, 2025, we entered into a placement agency agreement (the “Placement Agency Agreement”) with Maxim Group LLC (the “Placement Agent”), pursuant to which we engaged the Placement Agent as the exclusive placement agent for us. We paid the Placement Agent a cash fee equal to 6.0% of the aggregate gross proceeds raised in the Offering, reimbursed the Placement Agent for certain of its expenses in an aggregate amount up to $35,000 and issued to the Placement Agent 91,549 shares of our common stock.

We received aggregate gross proceeds from the Offering of approximately $6.0 million, before deducting fees to the Placement Agent and other estimated offering expenses payable by us.

Pursuant to the Securities Purchase Agreement, the agreed, contemporaneously with the closing of the Offering, to reduce the exercise price of 3,472,740 outstanding common stock warrants issued on December 29, 2024 (the “Repriced Warrants” and together with the Common Warrants, the “Warrants”), held by an investor that participated in the Offering, subject to stockholder approval. The Repriced Warrants had their exercise price reduced to $0.87 per share from $2.95 per share (the “Repricing”). In addition to the reduction in the exercise price of the Repriced Warrants, the Company agreed to extend the termination date of the Repriced Warrants to the five-year anniversary of the Stockholder Approval Date (as defined below). Other than as described herein, the Repriced Warrants remain the same and unchanged.

For further information regarding these agreements and the Offering, please refer to our Current Report on Form 8-K filed with the SEC on December 19, 2025. The discussion herein relating to the Placement Agency Agreement, the Security Purchase

Agreement, the Pre-Funded Warrants and the Common Warrants is qualified in its entirety by reference to the transaction documents filed as exhibits to such Current Report on Form 8-K.

Description of Warrants

The following is a brief summary of certain terms and provisions of the Common Warrants being sold in the Offering and of the Repriced Warrants, and is subject in all respects to the provisions contained in the Common Warrants and Repriced Warrants, respectively.

Exercisability. The Common Warrants will be exercisable on the date (the “Stockholder Approval Date”) on which the stockholders of the Company approve the issuance of all of the Common Warrants, the Repricing of the Repriced Warrants and the issuance of the shares of common stock issuable upon the exercise of the Warrants (the “Stockholder Approval”). The Repriced Warrants are exercisable from the date they were originally issued and will be exercisable at the at the reduced exercise price on the Stockholder Approval Date. We are required to hold an annual or special meeting of stockholders following the date of closing of the Offering for the purpose of obtaining Stockholder Approval. The Warrants will be exercisable until the fifth anniversary of the Stockholder Approval Date. The Warrants will be exercisable, at the option of the holder, in whole or part, by delivering to us a duly executed exercise notice and by payment in full in immediately available funds for the number of shares of our common stock purchased upon such exercise. If, at the time of exercise a registration statement registering the issuance of the shares of common stock underlying the Warrants under the Securities Act is not effective or available, the holder may, in its sole discretion, elect to exercise the Warrants through a cashless exercise, in which the holder would receive upon such exercise the net number of shares of common stock determined according to the formula set forth in the Warrants.

Exercise Limitation. A holder will not have the right to exercise any portion of the Warrants if the holder would beneficially own in excess of 4.99% (or, at the election of the holder, 9.99%) of the outstanding common stock immediately after exercise, except that upon notice from the holder to us, the holder may increase or decrease the beneficial ownership limitation up to 9.99% of the number of shares of our common stock outstanding immediately after giving effect to the exercise, as such percentage ownership is determined in accordance with the terms of the Warrants, provided that any increase in such beneficial ownership limitation shall not be effective until 61 days following notice from the holder to us.

Exercise Price; Adjustments. The Common Warrants have an initial exercise price of $0.71 per share. The Repriced Warrants had an initial exercise price of $2.95 and will have a reduced exercise price of $0.87 upon Stockholder Approval. The exercise prices of the Warrants and the number of shares of common stock issuable upon exercise of such Warrants are subject to appropriate adjustment in the event of certain stock dividends and distributions, stock splits, stock combinations, reclassifications or similar events affecting shares of our common stock.

Transferability. Subject to applicable laws, the Warrants may be offered for sale, sold, transferred or assigned without our consent.

Exchange Listing. There is no established trading market for the Warrants, and we do not expect a market to develop. In addition, we do not intend to apply for the listing of the Warrants on any national securities exchange or other trading market. Without an active trading market, the liquidity of the Warrants will be limited.

Fundamental Transactions. If a fundamental transaction (as defined in each of the Warrants) occurs, then the successor entity will succeed to, and be substituted for us, and may exercise every right and power that we may exercise and will assume all of our obligations under the Warrants, with the same effect as if such successor entity had been named in the Warrant itself. Following such fundamental transaction, the holders of the Warrants will be entitled to receive upon exercise of the Warrants the number of shares of common stock of the successor or acquiring corporation of the Company, if it is the surviving corporation, and any additional consideration receivable as a result of the fundamental transaction that the holders would have received had they exercised the Warrants immediately prior to such fundamental transaction without regard to any limits on exercise contained in the Warrants.

Rights as a Stockholder. Except as otherwise provided in the Warrants or by virtue of such holder’s ownership of shares of our common stock, the holder of a Warrant does not have the rights or privileges of a holder of shares of our common stock, including any voting rights, until the holder exercises the Warrant.

Reasons for the Warrant Approval Proposal

A vote in favor of this proposal is a vote "for" approval of the issuance of the shares of our common stock that may be issuable upon the exercise of the Warrants. The aggregate number of shares of our common stock issuable upon the exercise of such Warrants may exceed 19.99% of the outstanding shares of our common stock (determined as of the date of, and without regard for, the issuance of the Common Warrants and the Repricing of the Repriced Warrants).

Nasdaq Listing Rule 5635(d) requires stockholder approval in connection with a transaction other than a public offering involving the sale, issuance, or potential issuance by the issuer of common stock (or securities convertible into or exercisable for common stock) equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for a price that is less than the lower of (i) the company’s Nasdaq Official Closing Price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement, or (ii) the average of the company’s Nasdaq Official Closing Price (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the binding agreement (the “Minimum Price”). Pursuant to Nasdaq rules, the presence of any provision that could cause the conversion or exercise price of a convertible security to be reduced to below the Minimum Price immediately before the entering into of the binding agreement will cause the transaction to be viewed as a discounted issuance.

Because the total aggregate number of shares of our common stock issuable upon exercise of the Warrants is more than 19.99% of our outstanding shares of our common stock, we are asking stockholders to approve of such issuance pursuant to Nasdaq Listing Rule 5635(d).

Effect of the Proposal

If stockholders do not approve this proposal, then the Common Warrants will not become exercisable, and the Repricing will not occur. Failure to obtain such approval may discourage future investors from engaging in future financings with us. If these consequences occur, we may have difficulty finding alternative sources of capital to fund our operations in the future on terms favorable to us or at all. We can provide no assurance that we would be successful in raising funds pursuant to additional equity or debt financings or that such funds could be raised at prices that would not create substantial dilution for our existing stockholders.

Certain Risks Associated with the Proposal

The issuance of shares of common stock upon exercise of the Warrants will have a dilutive effect on current stockholders. The percentage ownership of the Company held by current stockholders will decline as a result of the issuance of the shares of our common stock underlying the Warrants. This means also that our current stockholders will own a smaller percent interest in us as a result of the exercise of the Warrants and therefore have less ability to influence significant corporate decisions requiring stockholder approval. Dilution of equity interests could also cause prevailing market prices for our common stock to decline. As of [•], 2026, if the Warrants are exercised in full for cash, a total of 12,627,670 shares of our common stock will be issuable to the holders of the Warrants, and this dilutive effect may be material to current stockholders of the Company.

There may be future sales of our common stock, which could adversely affect the market price of our common stock. The exercise of any warrants, and other issuances of our common stock could have an adverse effect on the market price of the shares of our common stock. Sales of a substantial number of shares of our common stock or the perception that such sales might occur could materially adversely affect the market price of the shares of our common stock.

Provisions of the Warrants could discourage an acquisition of us by a third party. Certain provisions of the Warrants could make it more difficult or expensive for a third party to acquire us. The Warrants provide that, in the event of certain transactions constituting fundamental transactions, holders of such Warrants will have the right, at their option, to receive from us or a successor entity the number of shares of common stock of the successor or acquiring corporation of the Company, if it is the surviving corporation, and any additional consideration receivable as a result of the fundamental transaction that such holder would have received had they exercised the Investor Warrants immediately prior to the fundamental transaction. These and other provisions of the Warrants could prevent or deter a third party from acquiring us even where the acquisition could be beneficial to the holders of our common stock.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE APPROVAL, IN ACCORDANCE WITH NASDAQ LISTING RULE 5635(d), OF THE ISSUANCE

OF MORE THAN 19.99% OF OUR OUTSTANDING COMMON STOCK

ISSUABLE UPON THE EXERCISE OF THE WARRANTS.

PROPOSAL 4

APPROVAL OF AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION

TO EFFECT A REVERSE STOCK SPLIT

General

Our Board has unanimously approved an amendment to our certificate of incorporation, as amended, to effect a reverse stock split of all outstanding shares of our common stock at an exchange ratio ranging from [•] ([•]) to [•] ([•]). You are now being asked to vote upon this amendment to our certificate of incorporation, as amended. Should we receive the required stockholder approval, the Board will have the sole authority to elect, at any time prior to [•], 2027, (i) whether or not to effect a reverse stock split, and (ii) if so, the number of whole shares of our common stock, between and including [•] to [•], which will be combined into one share of our common stock. The Board believes that providing the flexibility for the Board to choose an exact split ratio based on then-current market conditions is in the best interests of the Company and its stockholders. Even with stockholder approval of this proposal, the Board would not be obligated to pursue the reverse stock split. Rather, directors would have the flexibility to decide whether or not a reverse stock split (and at what ratio) would be in the best interests of the Company and its stockholders.

If approved by the stockholders and following such approval the Board determines that affecting a reverse stock split is in our best interests and those of our stockholders, the reverse stock split will become effective upon filing an amendment to our amended and restated certificate of incorporation with the Secretary of State of the State of Delaware. The amendment filed thereby will contain the number of shares approved by the stockholders and selected by the Board within the limits set forth in this Proposal to be combined into one share of our common stock.

Although we presently intend to effect the reverse stock split only if necessary to regain compliance with The Nasdaq Capital Market’s minimum bid requirement, the Board has reserved the right to effect the reverse stock split if the Board has determined in its sole discretion that such reverse stock split would be advisable and in the best interests of the Company and, additionally, notwithstanding the stockholders’ approval of the proposed amendment of our certificate of incorporation, as amended, at the Annual Meeting, to abandon it at any time without further action by the stockholders. The Board may consider a variety of factors in determining whether or not to proceed with the proposed amendment of certificate of incorporation, as amended, including overall trends in the stock market, recent changes and anticipated trends in the per-share market price of our common stock, business developments, and our actual and projected financial performance. If the closing bid price of our common stock on The Nasdaq Capital Market reaches a minimum of $1.00 per share and remains at or above that level for a minimum of ten consecutive trading days (or longer, if required by the Nasdaq Listing Qualifications Panel), as discussed more fully below, the Board may decide to abandon the filing of the proposed amendment to our amended and restated certificate of incorporation. If the Board fails to implement a reverse stock split prior to [•], 2027, stockholder approval again would be required prior to implementing any reverse stock split.

Reasons for the Reverse Stock Split

Our primary objective in effectuating the reverse stock split would be to attempt to raise the per-share trading price of our common stock in an effort to continue our listing on The Nasdaq Capital Market (“Nasdaq”). To maintain listing, Nasdaq requires, among other things, that our common stock maintain a minimum bid of $1.00 per share pursuant to Rule 5550(a)(2).

On January 7, 2026, we received a notice from the Listing Qualifications Staff of Nasdaq that our common stock had failed to maintain Nasdaq’s minimum closing bid price requirement of $1.00 per share. Pursuant to Nasdaq Marketplace Rule 5810(c)(3)(A), we were provided with an initial compliance period of 180 days, or until July 6, 2026, to regain compliance with the minimum bid price requirement. To regain compliance, the closing bid price of our common stock needs to meet or exceed $1.00 per share for a minimum of 10 consecutive business days prior to July 6, 2026.

If we do not regain compliance by July 6, 2026, we may be eligible for an additional grace period. To qualify, we would be required to meet the continued listing requirements for market value of publicly held shares and all other initial listing standards for Nasdaq, with the exception of the minimum bid price requirement, and provide written notice of our intention to cure the minimum bid price deficiency during the second compliance period. If we meet these requirements, the Nasdaq staff would be expected to grant an additional 180 calendar days for us to regain compliance with the minimum bid price requirement. If the Nasdaq staff determines that we will not be able to cure the deficiency, or if we are otherwise not eligible for such additional compliance period, Nasdaq will provide notice that our common stock will be subject to delisting. We would have the right to appeal a determination to delist our common stock, and our common stock would remain listed on Nasdaq until the completion of the appeal process.

The Board is seeking approval for the authority to effectuate the reverse stock split as a means of increasing the share price of our common stock at or above $1.00 per share in order to avoid further action by Nasdaq. We expect that the reverse stock split will increase the bid price per share of our common stock above the $1.00 per share minimum price, thereby satisfying this listing requirement. However, there can be no assurance that the reverse stock split will have that effect, initially or in the future, or that it will enable us to maintain the listing of our common stock on Nasdaq.

In addition, we believe that the low per-share market price of our common stock impairs its marketability to and acceptance by institutional investors and other members of the investing public and creates a negative impression of the Company. Theoretically, decreasing the number of shares of common stock outstanding should not, by itself, affect the marketability of the shares, the type of investor who would be interested in acquiring them, or our reputation in the financial community. In practice, however, many investors, brokerage firms and market makers consider low-priced stocks as unduly speculative in nature and, as a matter of policy, avoid investment and trading in such stocks. Moreover, the analysts at many brokerage firms do not monitor the trading activity or otherwise provide coverage of lower-priced stocks. The presence of these factors may be adversely affecting, and may continue to adversely affect, not only the pricing of our common stock but also its trading liquidity. In addition, these factors may affect our ability to raise additional capital through the sale of our stock.

We further believe that a higher stock price could help us attract and retain employees and other service providers. We believe that some potential employees and service providers are less likely to work for a company with a low stock price, regardless of the size of the company’s market capitalization. If the reverse stock split successfully increases the per-share price of our common stock, we believe this increase will enhance our ability to attract and retain employees and service providers.

We hope that the decrease in the number of shares of our outstanding common stock as a consequence of the reverse stock split, and the anticipated increase in the price per share, will encourage greater interest in our common stock by the financial community and the investing public, help us attract and retain employees and other service providers, and possibly promote greater liquidity for our stockholders with respect to those shares presently held by them. However, the possibility also exists that liquidity may be adversely affected by the reduced number of shares which would be outstanding if the reverse stock split is effected, particularly if the price per share of our common stock begins to decline after the reverse stock split is effected.

There can be no assurance that the reverse stock split will achieve any of the desired results. There also can be no assurance that the price per share of our common stock immediately after the reverse stock split will increase proportionately with the reverse stock split, or that any increase will be sustained for any period of time.

If stockholders do not approve this Proposal and our stock price does not otherwise increase to greater than $1.00 per share for at least ten consecutive trading days before January 2, 2027, we expect our common stock to be subject to a delisting action by The Nasdaq Capital Market. Although we may appeal Nasdaq’s determination to a hearings panel in order to present a plan to regain compliance, we believe the reverse stock split is the most likely way to assist the stock price in reaching the minimum bid level required by The Nasdaq Capital Market, although effecting the reverse stock split cannot guarantee that we will be in compliance with the minimum bid requirement for even for the minimum ten-day trading period required by The Nasdaq Capital Market. Furthermore, the reverse stock split cannot guarantee we will be in compliance with the market capitalization, net worth or stockholders’ equity criteria required to maintain our Nasdaq Capital Market listing.

If our common stock were delisted from Nasdaq, trading of our common stock would thereafter be conducted on the OTC Bulletin Board or the “pink sheets”. As a result, a stockholder may find it more difficult to dispose of, or to obtain accurate quotations as to the price of, our common stock. To relist shares of our common stock on Nasdaq, we would be required to meet the initial listing requirements for either The Nasdaq Capital Market or The Nasdaq Global Market, which are more stringent than the maintenance requirements.

If our common stock were delisted from Nasdaq and the price of our common stock were below $5.00 at such time, such stock would come within the definition of “penny stock” as defined in the Exchange Act and would be covered by Rule 15g-9 of the Exchange Act. That rule imposes additional sales practice requirements on broker-dealers who sell such securities to persons other than established customers and accredited investors (generally institutions with assets in excess of $5 million or individuals with net worth in excess of $1 million or annual income exceeding $200,000 or $300,000 jointly with their spouse). For transactions covered by Rule 15g-9, the broker-dealer must make a special suitability determination for the purchaser and receive the purchaser’s written agreement to the transaction prior to the sale. These additional sales practice restrictions will make trading in our common stock more difficult and the market less efficient.

We are not aware of any present efforts by anyone to accumulate our common stock, and the proposed reverse stock split is not intended to be an anti-takeover device.

The Reverse Stock Split May Not Result in an Increase in the Per-Share Price of Our Common Stock; There Are Other Risks Associated with the Reverse Stock Split

We cannot predict whether the reverse stock split will increase the market price for our common stock. The history of similar stock split combinations for companies in like circumstances is varied. There is no assurance that:

•
the market price per share will either exceed or remain in excess of the $1.00 minimum bid price as required by The Nasdaq Capital Market;
•
we will otherwise meet the requirements for continued inclusion for trading on The Nasdaq Capital Market;
•
the market price per share of our common stock after the reverse stock split will rise in proportion to the reduction in the number of shares outstanding before the reverse stock split;
•
the reverse stock split will result in a per-share price that will attract brokers and investors who do not trade in lower priced stocks; or
•
the reverse stock split will result in a per-share price that will increase our ability to attract and retain employees and other service providers.

The market price of our common stock will also be based on our performance and other factors, some of which are unrelated to the number of shares outstanding. If the reverse stock split is effected and the market price of our common stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of a reverse stock split.

Principal Effects of Reverse Stock Split on Market for Common Stock

On [•], 2026, the closing bid price for our common stock on The Nasdaq Capital Market was $[•] per share. By decreasing the number of shares of common stock outstanding without altering the aggregate economic interest represented by the shares, we believe the market price will be increased. The greater the market price rises above $1.00 per share, the less risk there will be that we will fail to meet the requirements for maintaining the listing of our common stock on The Nasdaq Capital Market. However, there can be no assurance that the market price of the common stock will rise to or maintain any particular level or that we will at all times be able to meet the requirements for maintaining the listing of our common stock on The Nasdaq Capital Market.

Principal Effects of Reverse Stock Split on Common Stock; No Fractional Shares

If stockholders approve granting the Board the authority to exercise its discretion to amend certificate of incorporation, as amended, to effect a reverse stock split, and if the Board decides to effectuate such amendment and reverse stock split, the principal effect of the reverse stock split will be (i) to reduce the number of issued and outstanding shares of our common stock, in accordance and within the range of exchange ratios approved by the stockholders and selected by the Board in accordance with this Proposal, from approximately [•] shares to between and including approximately [•] and [•] shares, depending on which reverse stock ratio is determined by the Board and based upon the number of shares outstanding at the time such reverse stock split is effectuated. The total number of shares of common stock each stockholder holds will be reclassified automatically into the number of shares of common stock equal to the number of shares of common stock each stockholder held immediately before the reverse stock split divided by the exchange ratio approved by the stockholders and determined by the Board as set forth in this Proposal.

The reverse stock split will affect all of our stockholders uniformly and will not affect any stockholder’s percentage ownership interests, except to the extent that the reverse stock split results in any stockholders owning a fractional share. Stockholders holding fractional shares because the number of shares of common stock they hold before the reverse stock split is not evenly divisible by the split ratio ultimately selected by the Board will be issued one whole share in exchange for any fractional share interest that such stockholder would have received as a result of the reverse stock split. If the reverse stock split is effectuated, the par value of our common stock and preferred stock will remain unchanged at $0.001 per share and we will continue to be subject to the periodic reporting requirements of the Exchange Act.

Upon effectiveness of the reverse stock split, the number of authorized shares of common stock that are not issued or outstanding will increase substantially because the proposed amendment will not reduce the number of authorized shares while it will reduce the number of outstanding shares by a factor of between and including [•] and [•], depending on the exchange ratio selected by the Board. In other words, if stockholders approve this Proposal and our Board effectuates the reverse stock split, the number of authorized but unissued shares of common stock would increase from approximately [•] shares to between and including approximately [•] and [•] shares. If stockholders approve this Proposal, the Company will continue to have 150,000,000 authorized but unissued shares of preferred stock. Authorized but unissued shares will be available for issuance, and we may issue such shares in financings or otherwise. If we issue additional shares, the ownership interest of holders of our common stock may also be diluted. Also, the issued shares may have rights, preferences or privileges senior to those of our common stock.

Effect on Options, Warrants and Shares Reserved for Issuance Under Incentive Plan

All outstanding options and warrants to purchase shares of our common stock would be adjusted proportionately as a result of the reverse stock split. In addition, the number of shares available pursuant to our 2021 Omnibus Incentive Plan would be adjusted proportionately as a result of the reverse stock split.

Principal Effects of Reverse Stock Split on Legal Ability to Pay Dividends

The Board has not in the past declared, nor does it have any plans to declare in the foreseeable future, any distributions of cash, dividends or other property, and we are not in arrears on any dividends. Therefore, we do not believe that the reverse stock split will have any effect with respect to future distributions, if any, to our holders of common stock.

Accounting Matters

The reverse stock split will not affect the par value of our common stock. As a result, on the effective date of the reverse stock split, the stated capital on our balance sheet attributable to our common stock will be reduced by a factor of between and including [•] and [•]. In other words, stated capital will be reduced to between and including one-[•] and one-[•] of its present amount, and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. The per-share net income or loss and net book value of our common stock will be increased because there will be fewer shares of common stock outstanding.

Potential Anti-Takeover Effect

The increased proportion of unissued authorized shares to issued shares could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of our Board or contemplating a tender offer or other transaction for the combination of the Company with another company). However, this Proposal is not being proposed to facilitate implementing a poison pill in response to any effort of which we are aware to accumulate shares of our common stock or obtain control of the Company, nor is it part of a plan by management to recommend a series of similar amendments to our Board and stockholders.

Exchange of Stock Certificates

If the reverse stock split is authorized by the stockholders, and the Board elects to implement the reverse split, stockholders will be notified as soon as practicable after the effective date that the reverse split has been effected. The Company’s transfer agent will act as “exchange agent” for purposes of implementing the exchange of stock certificates. Holders of pre-reverse split shares will be asked to surrender to the exchange agent certificates representing pre-reverse split shares in exchange for post-reverse split shares, including whole shares to be issued in lieu of fractional shares (if any) in accordance with the procedures to be set forth in a letter of transmittal to be sent by the Company. Until surrender, each certificate representing shares before the reverse stock split would continue to be valid and would represent the adjusted number of shares based on the exchange ratio of the reverse stock split rounded up to the nearest whole share. No new post-reverse split share certificates, including those representing whole shares to be issued in lieu of fractional shares will be issued to a stockholder until such stockholder has surrendered such stockholder’s outstanding certificate(s) together with the properly completed and executed letter of transmittal to the exchange agent.

Even if the stockholders approve the reverse stock split, the Board reserves the right to not effect the reverse stock split if in the Board’s opinion it would not be in our best interests or those of our stockholders to effect such reverse stock split.

No Dissenters’ Rights

Under the Delaware General Corporation Law, stockholders are not entitled to dissenter’s rights with respect to the reverse stock split, and the Company will not independently provide stockholders with any such right.

Material Federal Income Tax Consequences of the Reverse Stock Split

The following is a summary of the material federal income tax consequences of the reverse stock split to holders of our common stock and to the Company. This discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), existing, proposed and temporary Treasury Regulations promulgated thereunder, Internal Revenue Service (“IRS”) rulings, administrative pronouncements and judicial decisions in effect as of the date of this proxy statement, all of which are subject to change (possibly with retroactive effect) or to different interpretations. The summary does not address all aspects of federal income taxation that may apply to a stockholder as a result of the reverse stock split and is included for general information only. In addition, the summary does not address any state, local or non-U.S. income or other tax consequences of the reverse stock split.

The summary does not address tax consequences to stockholders that are subject to special tax rules, including, without limitation, banks, insurance companies, regulated investment companies, personal holding companies, non-U.S. entities, nonresident alien individuals, broker-dealers, S corporations, entities treated as partnerships or partners of such partnerships, persons who acquired our common stock pursuant to the exercise of compensatory stock options or the vesting of restricted shares of common stock, estates, trusts and tax-exempt entities. The summary further assumes that stockholders have held our common stock subject to the reverse stock split as a capital asset within the meaning of Section 1221 of the Code, and will continue to hold such common stock as a capital asset following the reverse stock split. No ruling from the IRS or opinion of counsel will be obtained regarding the federal income tax consequences to stockholders as a result of the reverse stock split.

THE FOLLOWING DISCUSSION IS BASED ON CURRENT LAW AND IS NOT INTENDED TO CONSTITUTE A COMPLETE DESCRIPTION OF ALL U.S. FEDERAL INCOME TAX CONSEQUENCES RELATING TO THE REVERSE STOCK SPLIT. STOCKHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISORS AS TO THE FEDERAL, STATE, LOCAL AND NON-U.S. TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT IN LIGHT OF THEIR INDIVIDUAL CIRCUMSTANCES. THIS DISCUSSION IS FOR GENERAL INFORMATION ONLY AND DOES NOT CONSTITUTE TAX ADVICE.

We believe that the reverse stock split, if implemented, would be a tax-free recapitalization under the Code. If the reverse stock split qualifies as a recapitalization under the Code, then, generally, for United States federal income tax purposes, no gain or loss will be recognized by the Company in connection with the reverse stock split, and no gain or loss will be recognized by stockholders that exchange their shares of pre-split common stock for shares of post-split common stock. The post-split common stock in the hands of a stockholder following the reverse stock split will have an aggregate tax basis equal to the aggregate tax basis of the pre-split common stock held by that stockholder immediately prior to the reverse stock split. Similarly, a stockholder’s holding period for the post-split common stock will be the same as the holding period for the pre-split common stock exchanged therefor.

Alternative characterizations of the reverse stock split are possible. For example, while the reverse stock split, if implemented, would generally be treated as a tax-free recapitalization under the Code, stockholders whose fractional shares resulting from the reverse stock split are rounded up to the nearest whole share may recognize gain for federal income tax purposes equal to the value of the additional fractional share. However, we believe that, in such case, the resulting tax liability may not be material in view of the low value of such fractional interest. Stockholders should consult their own tax advisors regarding alternative characterizations of the reverse stock split for federal income tax purposes.

THE COMPANY’S VIEW REGARDING THE TAX CONSEQUENCE OF THE REVERSE STOCK SPLIT IS NOT BINDING ON THE IRS OR THE COURTS. ACCORDINGLY, EACH STOCKHOLDER SHOULD CONSULT WITH HIS OR HER OWN TAX ADVISORS REGARDING ALL OF THE POTENTIAL TAX CONSEQUENCES TO HIM OR HER OF THE REVERSE STOCK SPLIT.

RECOMMENDATION OF THE BOARD

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE AMENDMENT TO OUR CERTIFICATE OF INCORPORATION EFFECTING THE REVERSE STOCK SPLIT AND ACCORDINGLY “FOR” THE REVERSE STOCK SPLIT.

BENEFICIAL OWNERSHIP OF COMMON STOCK

The following table sets forth information regarding the beneficial ownership of our common stock as of April 21, 2026 by:

•
each person who is known by us to beneficially own more than 5% of our outstanding common stock,
•
each of our directors and named executive officers, and
•
all directors and executive officers as a group.

The number and percentage of shares beneficially owned are based on [•] common shares outstanding as of April 21, 2026. Information with respect to beneficial ownership has been furnished by each director, officer or beneficial owner of more than 5% of our common stock. Beneficial ownership is determined in accordance with the rules of the SEC, which generally require that the individual have voting or investment power with respect to the shares. In computing the number of shares beneficially owned by an individual listed below and the percentage ownership of that individual, shares underlying options, warrants and convertible securities held by each individual that are exercisable or convertible within 60 days of April 21, 2026, are deemed owned and outstanding, but are not deemed outstanding for computing the percentage ownership of any other individual. Except as otherwise indicated in the footnotes to this table, or as required by applicable community property laws, all individuals listed have sole voting and investment power for all shares shown as beneficially owned by them. Unless otherwise indicated in the footnotes, the address for each principal shareholder is LM Funding America, Inc., 1200 West Platt Street, Suite 100, Tampa, Florida 33606.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage
5% Stockholders:	5% Stockholders:	5% Stockholders:
Ayrton Capital LLC (11) 55 Post Rd West, 2nd Floor Westport, Connecticut 06880	1,606,046	9.61%
Armistice Capital, LLC (10) 510 Madison Avenue, 7th Floor New York, New York 10022	1,498,814	9.27%
Intracoastal Capital LLC (12) 245 Palm Trail, Delray Beach, Florida 33483	1,166,207	6.79%
Hyperscale Data, Inc. (13) 11411 Southern Highlands Parkway, Suite 190, Las Vegas, NV 89141	891,428	5.52%

Executive Officers and Directors
Bruce M. Rodgers (1)	1,134,411	6.61%
Carollinn Gould (2)	35,885	*
Andrew L. Graham (3)	47,387	*
Douglas I. McCree (4)	30,986	*
Fred Mills (5)	30,154	*
Frank Silcox (6)	20,349	*
Martin Traber (7)	5,037	*
Richard Russell (8)	1,123,379	6.54%
Ryan Duran (9)	83,749	*
All Executive Officers and Directors as a Group (9 individuals)	2,511,337	15.03%

*	Represents less than 1% of beneficial ownership
(1)

Includes 108,334 shares of common stock; 166,667 shares of common stock issuable upon the exercise of options held by Mr. Rodgers; 843,833 shares issuable upon the exercise of warrants held by BRRR, LLC, an entity over which Mr. Rodgers and Mr. Russell each have beneficial ownership; 15,415 shares and 20,325 shares issuable upon the exercise of options held by CGR LLC which is owned 50% by Bruce M. Rodgers Revocable Trust and 50% by Carol Linn Gould Revocable Trust, 138 shares beneficially owned by BRR Holding, LLC, 20 shares beneficially owned by Bruce M. Rodgers IRA, and 7 shares beneficially owned by Carollinn Gould IRA.

Bruce M. Rodgers is the sole Trustee of the Bruce M. Rodgers Revocable Trust and Carollinn Gould is the sole Trustee of the Carol Linn Gould Revocable Trust. Bruce M. Rodgers, Carollinn Gould and their family, including trusts or custodial accounts of minor children of each of Mr. Rodgers and Ms. Gould owns 100% of the outstanding membership interests of BRR Holding, LLC and CGR LLC, and therefore Mr. Rodgers and Ms. Gould may be deemed to have shared voting and investment power for all 15,553 shares and 20,325 shares issuable upon the exercise of options held by both Trusts, CGR and BRR Holding, LLC.

(2)

Includes 15,553 shares of common stock held by the two revocable trusts. Bruce M. Rodgers, Carollinn Gould and their family, including trusts or custodial accounts of minor children of each of Mr. Rodgers and Ms. Gould, own 100% of the outstanding membership interests of each trust, 1,681 shares of common stock issuable upon the exercise of options at an exercise price of $35.70 that are currently exercisable and 18,644 shares of common stock issuable upon the exercise of options at an exercise price of $3.54 that are currently exercisable.

(3)

Includes 17,303 shares of common stock, and 17 shares of common stock issuable upon the exercise of options at an exercise price of $625.00 that are currently exercisable, 2,101 shares of common stock issuable upon the exercise of options at an exercise price of $35.70 that are currently exercisable and 27,966 shares of common stock issuable upon the exercise of options at an exercise price of $3.54 that are currently exercisable.

(4)

Includes 902 shares of common stock and, 2,101 shares of common stock issuable upon the exercise of options at an exercise price of $35.70 that are currently exercisable and 27,966 shares of common stock issuable upon the exercise of options at an exercise price of $3.54 that are currently exercisable.

(5)

Includes 87 shares of common stock and 2,101 shares of common stock issuable upon the exercise of options at an exercise price of $35.70 that are currently exercisable and 27,966 shares of common stock issuable upon the exercise of options at an exercise price of $3.54 that are currently exercisable.

(6)

Includes 24 shares of common stock and 1,681 shares of common stock issuable upon the exercise of options at an exercise price of $35.70 that are currently exercisable and 18,644 shares of common stock issuable upon the exercise of options at an exercise price of $3.54 that are currently exercisable.

(7)	Includes 5,037 shares of common stock
(8)

Includes 108,334 shares of common stock; 166,667 shares of common stock issuable upon the exercise of options held by Mr. Russell; 843,833 shares issuable upon the exercise of warrants held by BRRR, LLC, an entity over which Mr. Rodgers and Mr. Russell each have beneficial ownership. Includes 83 shares of common stock issuable upon the exercise of options at an exercise price of $3,750.00 that are currently exercisable or become exercisable within 60 days after April 21, 2026, includes 250 shares of common stock issuable upon the exercise of options at an exercise price of $300.00 that are currently exercisable.

(9)

Includes 14 shares of common stock issuable upon the exercise of options at an exercise price of $3,000.00 that are currently exercisable or become exercisable within 60 days after April 21, 2026. Includes 83 shares of common stock issuable upon the exercise of options at an exercise price of $300.00 that are currently exercisable. Includes 29,167 shares of common stock issuable upon the exercise of options at an exercise price of $35.70 that are currently exercisable or become exercisable within 60 days after April 21, 2026. Includes 41,667 shares of common stock issuable upon the exercise of options at an exercise price of $4.51 that are currently exercisable.

(10)

Based on Schedule 13G/A filed on February 17, 2026. The securities are directly held by Armistice Capital Master Fund Ltd., a Cayman Islands exempted company (the “Master Fund”), and may be deemed to be beneficially owned by: (i) Armistice Capital, LLC (“Armistice Capital”), as the investment manager of the Master Fund; and (ii) Steven Boyd, as the Managing Member of Armistice Capital. The address of Armistice Capital, LLC and Mr. Boyd is 510 Madison Avenue, 7th Floor, New York, NY 10022.

(11)

Based on Schedule 13G filed on November 13, 2025. Includes (i) 1,060,362 shares of common stock and 545,684 shares of common stock issuable on the exercise of certain warrants. The securities are held directly by Alto Opportunity Master Fund, SPC- Segregated Master Portfolio B a Cayman Islands exempted company (the “Fund”), and may be deemed to be beneficially owned by (i) Ayrton Capital LLC, a Delaware limited liability company (the “Investment Manager”), as the investment manager of the Fund, and (ii) Waqas Khatri, as the managing member of the Investment Manager. The address of the Fund is Segregated Master Portfolio B, Suite #7 Grand Pavilion Commercial Centre, 802 West Bay Road, Grand Cayman, P.O. Box 10250, Cayman Islands. The address of the Investment Manager and Mr. Khatri is 55 Post Rd West, 2nd Floor Westport, CT 06880.

(12)

Based on Schedule 13G filed on December 29, 2025. Includes (i) 161, 451 shares of common stock and (ii) 1,004,756 shares of common stock issuable upon exercise of certain warrants. Excludes (i) 422,535 shares of common stock issuable upon exercise of certain warrants that are not exercisable until the effective date of the Stockholder Approval and contain a 9.99% beneficial ownership blocker and (ii) 30,000 shares of common stock issuable upon exercise of certain warrants that contain a 4.99% beneficial ownership blocker. The securities are held directly by Intracoastal Capital LLC, a Delaware limited liability company (“Intracoastal”), and may be deemed to be beneficially owned by (i) Mitchell P. Kopin and (ii) Daniel B. Asher. The address of Mr. Kopin and Intracoastal is 245 Palm Trail, Delray Beach, Florida 33483. The address of Mr. Asher is 1011 Lake Street, Suite 311, Oak Park, Illinois 60301.

(13)

Based on Schedule 13D filed on November 21, 2025. Includes (i) 706,428 shares of common stock held directly by Ault Lending, LLC, a California limited liability company (“Ault Lending”), and (ii) 185,000 shares of common stock held directly by Alpha Structured Finance LP, a Delaware limited partnership (“Alpha Fund”). The securities may be deemed to be beneficially owned by (i) Alpha Structured Finance GP LLC, a Delaware limited liability company (“Alpha GP”), as the general partner of Alpha Fund, (ii) ACG Alpha Management LLC, a Delaware limited liability company (“Alpha Management”), as the investment manager of Alpha Fund and the managing member of Alpha GP, (iii) Ault Capital Group, Inc., a Nevada corporation (“Ault Capital”), as the holder of all of the equity interests of Alpha Management and Ault Lending, (iv) Hyperscale Data, Inc., a Delaware corporation (“Hyperscale”), as the holder of all of the equity interests of Ault Capital, and (v) Milton C. Ault III, as the CEO and Chief Investment Officer of Alpha Management, Executive Chairman of Ault Capital and Executive Chairman of Hyperscale. The address of Hyperscale and Ault Capital is 11411 Southern Highlands Parkway, Suite 190, Las Vegas, Nevada 89141. The principal address of Alpha Fund, Alpha GP and Alpha

Management is 11411 Southern Highlands Parkway, Suite 330, Las Vegas, Nevada 89141. The principal business address of Ault Lending is 940 South Coast Drive, Suite 200, Costa Mesa, California 92626.

OTHER MATTERS

We do not expect any other matters to be brought before the meeting. However, if any other matters are presented, it is the intention of the persons named in the proxy to vote the proxy as recommended by the Board of Directors or, if no recommendation is given, in their own discretion using their best judgment.

SHAREHOLDER PROPOSALS FOR PRESENTATION AT THE ANNUAL MEETING

Stockholder proposals intended to be considered for inclusion in next year’s proxy statement and form of proxy for presentation at the next annual meeting of stockholders must comply with Rule 14a-8 of the Exchange Act. The deadline for submitting such proposals is [•], 2026 (120 days before the date of this year’s mailing without regard to the year), unless the date of the next annual meeting is more than 30 days before or after the one-year anniversary date of this Annual Meeting, in which case proposals must be submitted a reasonable time before we print our proxy materials for the next annual meeting.

Stockholders wishing to submit proposals for the next annual meeting outside the process of Rule 14a-8 must comply with the advance notice and other provisions of Article II, Section 11 of our bylaws. To be timely, notice of the proposal must be received by the company no earlier than the close of business on the 120th day ([•], 2026) and no later than the close of business on the 90th day ([•], 2027) prior to the first anniversary of this year’s Annual Meeting; provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 30 days after such anniversary date, notice by the stockholder to be timely must be so delivered no earlier than the close of business on the 120th day prior to the date of such annual meeting and not later than the close of business on the later of the 90th day prior to the date of such annual meeting or, if the first public announcement of the date of such annual meeting is less than 100 days prior to the date of such annual meeting, the 10th day following the day on which public announcement of the date of such meeting is first made by the company.

Address proposals to LM Funding America, Inc., Attention: Bruce M. Rodgers, Chief Executive Officer, 1200 West Platt Street, Suite 100, Tampa, Florida 33606. The specific requirements for submitting shareholder proposals are set forth in Article II, Section 11 of our bylaws.

DELIVERY OF PROXY MATERIALS TO HOUSEHOLDS

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our notice or proxy statement and annual report to stockholders may have been sent to multiple stockholders in your household. The company will promptly deliver a separate copy of any of these documents to you if you contact us at the following address or telephone number: LM Funding America, Inc., Attention: Bruce M. Rodgers, Chief Executive Officer, 1200 West Platt Street, Suite 100, Tampa, Florida 33606, telephone: 813-222-8996. If you want to receive separate copies of the notice, proxy statement or annual report to stockholders in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker, or other nominee record holder, or you may contact the company at the above address or telephone number.

P.O. BOX 8016, CARY, NC 27512-9903

Annual Meeting of StockholdersYour vote matters!

Have your ballot ready and please use one of the methods below for easy voting:

Your control number

Have the 12 digit control number located in the box above

available when you access the website and follow the instructions.

LM Funding America, Inc.	Internet:
Annual Meeting of Stockholders	www.proxypush.com/LMFA
For Stockholders of record as of April 21, 2026	• Cast your vote online • Have your Proxy Card ready • Follow the simple instructions to record your vote
Tuesday, June 16, 2026 3:00 PM, Local Time	Phone:
1200 West Platt Street, Suite 100 Tampa, Florida 33606	1-866-785-4025
• Cast your vote online • Have your Proxy Card ready • Follow the simple instructions to record your vote
Mail:
• Mark, sign and date your Proxy Card • Fold and return your Proxy Card in the postage-paid envelope provided

YOUR VOTE IS IMPORTANT!

PLEASE VOTE BY: 3:00 PM, Local Time, June 16, 2026.

This proxy is being solicited on behalf of the Board of Directors

The undersigned hereby appoints Bruce Rodgers and Richard Russell (the "Named Proxies"), and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of LM Funding America, Inc. which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED

IDENTICAL TO THE BOARD OF DIRECTORS RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof.

You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE

Copyright © 2026 BetaNXT, Inc. or its affiliates. All Rights Reserved

LM Funding America, Inc. Annual Meeting of Stockholders

Please make your marks like this: ☒

THE BOARD OF DIRECTORS RECOMMENDS A VOTE:

FOR ON PROPOSALS 1, 2, 3 AND 4

PROPOSAL	YOUR VOTE
1. To elect two Class I directors to hold office for a three-year term ending at the third annual meeting of stockholders following their election;				Board of Directors Recommends

	FOR	WITHHOLD
Bruce M. Rodgers	☐	☐		FOR
Carollinn Gould	☐	☐		FOR

	FOR	AGAINST	ABSTAIN
2. To ratify the appointment of MaloneBailey, LLP as the company's independent auditor to audit the company's 2026 financial statements;	☐	☐	☐	FOR

3. To approve, in accordance with Nasdaq Listing Rule 5635(d), the issuance of more than 19.99% of our outstanding common stock issuable upon the exercise of investor warrants that were issued in a financing transaction in December 2025 and the exercise, at a reduced price, of warrants originally issued in December 2024;

	☐	☐	☐	FOR

4. To approve an amendment (in the event it is deemed by the Company's Board of Directors to be advisable) to the Company's Certificate of Incorporation, as amended, in the form attached to the proxy statement as Appendix A, to effect a reverse stock split of our issued and outstanding shares of common stock at an exchange ratio ranging from [o] ([o]) to [o] ([o]), with the exact ratio to be determined by our Board of Directors; and

	☐	☐	☐	FOR

5. To transact such other business that may properly come before the meeting or any adjournments or postponements thereof.

☐ Check here if you would like to attend the meeting in person.

Authorized Signatures - Must be completed for your instructions to be executed.

Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form.

___________________________________ ____________________________________

Signature (and Title if applicable) Date Signature (if held jointly) Date